Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-127620-27




IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET


                   GSAA HOME EQUITY TRUST 2006-5 TERM SHEET



                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                $1,213,875,000
                                 (Approximate)
                         GSAA Home Equity Trust 2006-5
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

--------------------------------------------------------------------------------------------------------------------

                          Approximate Principal        Certificate    Primary Collateral      Expected Credit
Certificates                        Balance (1)               Type                 Group          Support (3)
--------------------------------------------------------------------------------------------------------------------
1A1                                $186,297,000                 Sr          Group I (2))               6.750%
2A1                                $570,002,000                 Sr         Group II (2))               6.750%
2A2                                $178,497,000                 Sr         Group II (2))               6.750%
2A3                                $193,995,000                 Sr         Group II (2))              16.075%
2A4                                 $21,555,000                 Sr         Group II (2))               6.750%
M-1                                 $22,821,000                Sub        Group I and II               4.900%
M-2                                  $9,868,000                Sub        Group I and II               4.100%
M-3                                  $6,168,000                Sub        Group I and II               3.600%
M-4                                  $6,168,000                Sub        Group I and II               3.100%
M-5                                  $6,168,000                Sub        Group I and II               2.600%
B-1                                  $6,168,000                Sub        Group I and II               2.100%
B-2                                  $6,168,000                Sub        Group I and II               1.600%
--------------------------------------------------------------------------------------------------------------------
TOTAL                            $1,213,875,000
--------------------------------------------------------------------------------------------------------------------
Overview of the Non-Offered Certificates
--------------------------------------------------------------------------------------------------------------------
B-3                                   $12,336,000               Sub       Group I and II                 0.60%
--------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                    Estimated
                        Initial Pass-Through        Avg. Life        Principal Payment    S&P /Moody's Expected
Certificates                         Rate(4)        (yrs) (5)            Window (5)(6)                  Ratings
----------------------------------------------------------------------------------------------------------------
1A1                             LIBOR + [ ]%             2.40            04/06 - 08/12                  AAA/Aaa
2A1                             LIBOR + [ ]%             1.00            04/06 - 06/08                  AAA/Aaa
2A2                             LIBOR + [ ]%             3.00            06/08 - 03/10                  AAA/Aaa
2A3                             LIBOR + [ ]%             5.61            03/10 - 08/12                  AAA/Aaa
2A4                             LIBOR + [ ]%             5.61            03/10 - 08/12                  AAA/Aaa
M-1                             LIBOR + [ ]%             4.43            05/09 - 08/12                  AA+/Aa1
M-2                             LIBOR + [ ]%             4.41            05/09 - 08/12                   AA/Aa2
M-3                             LIBOR + [ ]%             4.41            05/09 - 08/12                  AA-/Aa3
M-4                             LIBOR + [ ]%             4.41            05/09 - 08/12                     A/A1
M-5                             LIBOR + [ ]%             4.38            04/09 - 08/12                    A-/A3
B-1                             LIBOR + [ ]%             4.35            04/09 - 08/12                 BBB/Baa1
B-2                             LIBOR + [ ]%             4.19            04/09 - 03/12                BBB-/Baa2
----------------------------------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------------------------------
Overview of the Non-Offered Certificates
----------------------------------------------------------------------------------------------------------------
B-3                             LIBOR + [ ]%               N/A                       N/A                 BB/Ba2
----------------------------------------------------------------------------------------------------------------


(1) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the LIBOR Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
(2) The Class 1A1, Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates may receive principal payments from the other collateral group.
(3)   Fully funded overcollateralization of approximately 0.60%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the LIBOR Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in March 2036.


Selected Mortgage Pool Data(7)
-------------------------------------------------------------------------------------------------------------------
                                                     Group I                Group II               Aggregate
-------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                           $200,829,476          $1,039,273,865         $1,240,103,341
Number of Mortgage Loans:                                       921                   3,652                  4,573
Average Scheduled Principal Balance:                       $218,056                $284,577               $271,179
Interest Only Loans:                                         91.47%                  88.85%                 89.27%
Weighted Average Gross Coupon:                                6.71%                   6.70%                  6.70%
Weighted Average Net Coupon(8):                               6.42%                   6.43%                  6.43%
Nonzero Weighted Average FICO Score:                            712                     715                    714
Weighted Average Original LTV Ratio:                         78.11%                  76.69%                 76.92%
Weighted Average Combined Original LTV                       88.91%                  87.89%                 88.06%
Ratio:
Weighted Average Stated Remaining Term (months):                359                     358                    358
Weighted Average Seasoning (months):                              1                       1                      1
Weighted Average Months to Roll:                                 54                      58                     57
Weighted Average Gross Margin:                                2.41%                   2.44%                  2.43%
Weighted Average Initial Rate Cap:                            4.89%                   5.03%                  5.00%
Weighted Average Periodic Rate Cap:                           1.61%                   1.57%                  1.57%
Weighted Average Gross Maximum Lifetime                      12.06%                  12.27%                 12.24%
Rate:
% of Silent Seconds:                                         60.86%                  63.90%                 63.41%
Nonzero Weighted Average DTI:                                37.05%                  37.55%                 37.46%
% of Loans with MI:                                           5.29%                   3.34%                  3.65%
--------------------------------------------- ---------------------- ----------------------- ----------------------
(7)      All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical
         Calculation Date.
(8)      The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense
         Fee Rate.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

| | The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by the GS Mortgage Conduit ("Conduit") (36.28%), GreenPoint Mortgage Funding, Inc. ("GreenPoint") (22.59%), Countrywide Home Loans, Inc. ("Countrywide") (15.14%), PHH Mortgage Corporation ("PHH") (8.65%), SunTrust Mortgage, Inc. ("SunTrust") (8.21%), First National Bank of Nevada ("FNBN") (4.77%) and National City Mortgage Co. ("NatCity") (4.36%).

| | The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing LP ("Countrywide Servicing") (35.85%), GreenPoint (22.59%), Avelo Mortgage L.L.C. ("Avelo") (15.57%), PHH (8.65%),
      SunTrust (8.21%), JPMorgan Chase Bank, National Association ("Chase") (4.77%) and NatCity (4.36%).

| | Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.60%, excess spread and mortgage insurance.

| | None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

| | None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

| | The transaction will be modeled on INTEX as GSAA0605 and on Bloomberg as GSAA 06-5.

| | This transaction will contain a swap agreement with an initial swap notional amount of approximately $1.2 billion. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.250% (on an actual/360 basis) on the swap notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis) on the swap notional amount from the swap provider. See page S-B-25 for swap agreement details.

| | The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                March 30, 2006

Cut-off Date:                         March 1, 2006

Statistical Calculation Date:         February 1, 2006

Expected Pricing Date:                On or before March 22, 2006

First Distribution Date:              April 25, 2006

Key Terms
---------

Offered Certificates:                 Class A, Class M, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:             Class B-3, Class X and the Residual Certificates

LIBOR Certificates:                   Class A, Class M and Class B Certificates

Class A Certificates:                 Class 1A1, Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates

Class 2A Certificates                 Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates

Class M Certificates:                 Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates

Class B Certificates:                 Class B-1, Class B-2 and Class B-3 Certificates

Residual Certificates:                Class R, Class RC and Class RX Certificates. The Residual Certificates are not being offered hereby.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Subordinate Certificates:             Class M and Class B Certificates

Depositor:                            GS Mortgage Securities Corp.

Sponsor:                              Goldman Sachs Mortgage Company

Underwriter:                          Goldman, Sachs & Co.

Servicers:                            Countrywide Servicing, GreenPoint, Avelo, PHH, SunTrust, Chase and NatCity

Trustee:                              U.S. Bank National Association ("U.S. Bank")

Securities Administrator:             JPMorgan Chase Bank, National Association ("JPMorgan")

Master Servicer:                      JPMorgan

Custodians:                           Deutsche Bank National Trust Company, U.S. Bank and Chase

Swap Provider:                        TBD

Servicing Fee Rates:                  25.0 bps (82.99%), provided, however, that  the Servicing Fee Rate with respect to certain
                                      Mortgage Loans serviced by Countrywide Servicing will step-up to 37.5 bps after the first reset date.

                                      37.5 bps (17.01%)

Expense Fee Rate:                     The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                    25th day of the month or if the 25th day is not a Business Day, the immediately succeeding the next Business Day

Record Date:                          For any Distribution Date, the last Business Day of the Interest Accrual Period

Delay Days:                           0 day delay on the LIBOR Certificates

Day Count:                            Actual/360 basis for the LIBOR Certificates

Prepayment Period:                    The calendar month prior to the Distribution Date

Due Period:                           The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which the Distribution Date occurs.

Interest Accrual Period:              For the LIBOR Certificates, from the prior  Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:        30% CPR

Group I Mortgage Loans:               Approximately $200,829,476 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:              Approximately $1,039,273,865 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



Excess Spread:                        The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral  as of the Statistical Calculation Date rolled one month at 6% CPR:

                                      Initial Gross WAC(1):                                                    6.6996%
                                         Less Fees & Expenses(2):                                              0.2733%
                                                                                                    -------------------------------
                                      Net WAC(1):                                                              6.4263%
                                         Less Initial LIBOR Certificate Coupon (Approx.)(1)(3):                4.9914%
                                         Less Initial Swap Outflow:(3)                                         0.4040%
                                                                                                    -------------------------------
                                      Initial Excess Spread(1):                                                1.0309%

                                      (1)      This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                      (2)      Includes the Expense Fee Rate.

                                      (3)      Assumes one-month LIBOR equal to 4.8347%, initial marketing spreads and a 30-day month.
                                               This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR Certificates as well as any  changes in day count.

Servicer Advancing:                   Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                Each Servicer, other than PHH and SunTrust, shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                      Mortgage Loans during the related prepayment period and (B) (i) one-half of its aggregate
                                      Servicing Fee received for the related Distribution Date in the case of Countrywide
                                      Servicing (servicing non-Conduit Mortgage Loans) and GreenPoint or (ii) its aggregate
                                      Servicing Fee received for the related Distribution Date in the case of Avelo, Chase,
                                      Countrywide Servicing (sub-servicing the Conduit Mortgage Loans) and NatCity.  PHH and
                                      SunTrust will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments of the Mortgage Loans during the related Prepayment Period.

Optional Clean-up Call:               The transaction has a 10% optional clean-up call.

Retention of Servicing:               Although the Depositor will transfer all right, title and interest in the Mortgage Loans to the trust, with respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third-party. The Mortgage Loans affected by this right will be serviced as of the Closing Date by each of Avelo and Countrywide
                                      Servicing and represent approximately 36.28% of the aggregate principal balance of the
                                      Mortgage Loans as of the Statistical Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master Servicer, and requires the receipt of confirmation from the Rating
                                      Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

Rating Agencies:                      Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and
                                      Moody's Investors Service, Inc.

Minimum Denomination:                 $50,000 with regard to each of the Offered Certificates

Legal Investment:                     It is anticipated that the Class A, Class M-1, Class M-2, Class M-3, Class R, Class RC and
                                      Class RX Certificates will be SMMEA eligible.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




ERISA  Eligibility:                   The Underwriter's exemption is expected to apply to the Offered Certificates. However, for so long as the Swap Agreement is in effect, prospective plan purchasers must be eligible under one or more investor-based exemptions. Prospective purchasers should consult their own counsel.

Tax Treatment:                        All LIBOR Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract.
                                      The Class R, Class RC and Class RX Certificates each represent the residual interest in a REMIC.

Prospectus:                           The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the
                                      Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                      Certificates may not be consummated unless the purchaser has received the Prospectus.

                                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                      CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the LIBOR Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and the Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and the Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.60% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (i) the date on which the principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of:

(A) the Distribution Date occurring in April 2009; and
(B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.50%.



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-----------------------------------------------------------------------------------------------------------------
                Class                    Initial Subordination Percentage         Step-Down Date Percentage
-----------------------------------------------------------------------------------------------------------------
                  A                                    6.75%                                13.50%
-----------------------------------------------------------------------------------------------------------------
                 M-1                                   4.90%                                9.80%
-----------------------------------------------------------------------------------------------------------------
                 M-2                                   4.10%                                8.20%
-----------------------------------------------------------------------------------------------------------------
                 M-3                                   3.60%                                7.20%
-----------------------------------------------------------------------------------------------------------------
                 M-4                                   3.10%                                6.20%
-----------------------------------------------------------------------------------------------------------------
                 M-5                                   2.60%                                5.20%
-----------------------------------------------------------------------------------------------------------------
                 B-1                                   2.10%                                4.20%
-----------------------------------------------------------------------------------------------------------------
                 B-2                                   1.60%                                3.20%
-----------------------------------------------------------------------------------------------------------------
                 B-3                                   0.60%                                1.20%
-----------------------------------------------------------------------------------------------------------------



Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 45% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



-----------------------------------------------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------
       April 2008 - March 2009          0.30% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.3292 % in May 2008)
-----------------------------------------------------------------------------------------------------------------
       April 2009 - March 2010          0.65% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.6750% in May 2009)
-----------------------------------------------------------------------------------------------------------------
       April 2010 - March 2011          0.95% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.9750% in May 2010)
-----------------------------------------------------------------------------------------------------------------
        April 2011--March 2012           1.25% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.2667% in May 2011)
-----------------------------------------------------------------------------------------------------------------
      April 2012 and thereafter                                          1.45%
-----------------------------------------------------------------------------------------------------------------


Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 0.65%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates and (iii) interest on the amount in clause (ii) at the certificates' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the related Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, swap payments and certain swap termination payments owed to the swap provider, if any;

(ii)  concurrently,

      (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class 1A1 Certificates, the related Accrued Certificate Interest and any unpaid accrued certificate interest amount of the Class 1A1 Certificates from prior Distribution Dates; and

      (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or
(B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
(A) or (B) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(i) concurrently, to the Class R, Class RC and Class RX Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(ii)  concurrently,

      (A) to the Class 1A1 Certificates, the Group I Principal Distribution Amount, until their certificate principal balances have been reduced to zero; and


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (B) (x) to the Class 2A1 and Class 2A2 Certificates, sequentially in ascending numerical order, the Group II Principal Distribution Amount, until their respective class certificate principal balances have been reduced to zero and (y) to the Class 2A3 and Class 2A4 Certificates, the Group II Principal Distribution Amount remaining after allocation pursuant to subsection (x) of this paragraph, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of either class of Class A Certificates is reduced to zero (considering the Class 1A1 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as the other class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(iii) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (i) and (ii) will be distributed in the following order of priority:

      (A) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

      (B) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:


(i)   Concurrently,

      (A) to the Class 1A1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 1A1 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, until their certificate principal balances have been reduced to zero; and

      (B) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated in the following order of priority:

                  (x) to the Class 2A1 Certificates until their certificate principal balances have been reduced to zero;

                  (y) to the Class 2A2 Certificates until their certificate principal balances have been reduced to zero; and

                  (z) to the Class 2A3 and 2A4, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero;


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of either class of Class A certificates is reduced to zero (considering the Class 1A1 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates as the other class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(ii) the portion of the available Principal Distribution Amount remaining for both loan groups after making the distributions described above in subsection (i) will be distributed sequentially in the following order of priority:

      (A) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

      (B) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A1 Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 2A Certificates being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and 2A4 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i) if and to the extent that the Interest Remittance Amount is insufficient to make the full distributions in respect of interest set forth under the "Interest Distributions on the LIBOR Certificates" section above,
      (x) to the holders of each class of the Class A Certificates, any unpaid Accrued Certificate Interest and any unpaid interest shortfall amounts, pro rata among such classes based on their respective entitlement to those amounts, and then (y) to the holders of each class of the Class M and Class B Certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in such section;

(ii) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

(iii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

(iv) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk Carry Forward Amount to the Class 2A4 Certificates, pro rata based on their respective certificate principal balances provided that if for any Distribution Date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro-rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts;

(v) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes; and


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi)  to the holders of the Class X certificates, any remaining amounts.


Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include the swap payments owed to the Swap Provider for such Distribution Date and swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date;

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds;

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the LIBOR Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the required overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds;

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds;

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date; and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All realized losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow; (ii) in reduction of the overcollateralization amount; and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any realized losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

(i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers for the related servicer remittance date;

(ii) the principal portion of all partial and full prepayments received during the related prepayment period;

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution
      Date) through the servicer remittance date prior to the current Distribution Date;

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 91.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 93.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date),


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(F) the certificate principal balance of the Class M-5 Certificates
(after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.




-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)


    Product                       No Penalty            1-12 Months       13-24 Months      25-36 Months      37-48 Months
----------------          ------------------     ------------------     --------------    --------------    --------------
10 Year ARM                      $53,684,601             $6,362,437         $1,050,000       $18,402,205                $0
2 Year ARM                       $50,815,047             $8,232,229         $3,754,594       $10,469,985           $96,900
3 Year ARM                      $180,220,247            $20,252,564         $2,338,223       $53,203,891        $1,707,450
5 Year ARM                      $455,608,622            $87,707,615        $12,220,934      $153,566,515          $811,296
6 Month ARM                         $308,063             $1,330,106                 $0                $0                $0
7 Year ARM                       $54,568,175             $4,792,983           $448,000       $18,273,746                $0
----------------          ------------------     ------------------     --------------    --------------    --------------
TOTAL(3)                        $795,204,754           $128,677,933        $19,811,751      $253,916,342        $2,615,646




    Product                49-60 Months           Total
----------------          -------------  --------------
10 Year ARM                    $988,200     $80,487,443
2 Year ARM                           $0     $73,368,755
3 Year ARM                           $0    $257,722,375
5 Year ARM                  $38,888,715    $748,803,697
6 Month ARM                          $0      $1,638,168
7 Year ARM                           $0     $78,082,904
----------------          -------------  --------------
TOTAL(3)                    $39,876,915  $1,240,103,341





    Product                       No Penalty            1-12 Months       13-24 Months      25-36 Months      37-48 Months
----------------          ------------------     ------------------     --------------    --------------    --------------
10 Year ARM                           4.33%                  0.51%            0.08%               1.48%            0.00%
2 Year ARM                            4.10%                  0.66%            0.30%               0.84%            0.01%
3 Year ARM                           14.53%                  1.63%            0.19%               4.29%            0.14%
5 Year ARM                           36.74%                  7.07%            0.99%              12.38%            0.07%
6 Month ARM                           0.02%                  0.11%            0.00%               0.00%            0.00%
7 Year ARM                            4.40%                  0.39%            0.04%               1.47%            0.00%
--------------------      -----------------      ------------------     --------------    --------------    --------------
TOTAL(3)                             64.12%                 10.38%            1.60%              20.48%            0.21%




    Product                  49-60 Months           Total
----------------          ---------------------  --------------
10 Year ARM                       0.08%             6.49%
2 Year ARM                        0.00%             5.92%
3 Year ARM                        0.00%            20.78%
5 Year ARM                        3.14%            60.38%
6 Month ARM                       0.00%             0.13%
7 Year ARM                        0.00%             6.30%
--------------------      ---------------------  --------------
TOTAL(3)                          3.22%           100.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3) Columns may not add up due to rounding.




-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:
|X|    The Pricing Prepayment Assumption (as defined on page 4 above) is applied.
|X| 1-month, 6-month, 1-Year Forward LIBOR curves and 1-Year Forward CMT curve (as of close on March 13, 2006) are used.
|X|    33% loss severity and 100% advancing of principal and interest.
|X|    There is a 6-month lag in recoveries.
|X| Priced to call with collateral losses calculated through the life of the applicable bond.
|X| All Offered Certificates are priced at par except for the Class B-2 Certificate, which is priced at 99.4543%.
|X| All payments are assumed to be made on the 25th of the month regardless of business days.
|X| Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.



----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss          LIBOR Flat               0% Return
-----------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                 9.75                     9.82                   10.61
                  Yield (%)                             5.4609                   5.2243                  0.0232
                  WAL (years)                             5.15                     5.07                    4.99
                  Modified Duration                       4.44                     4.38                    4.38
                  Principal Window               May11 - May11            Apr11 - Apr11           Mar11 - Mar11
                  Principal Writedown        62,133.91 (0.27%)       369,307.69 (1.62%)   6,059,318.10 (26.55%)
                  Total Collateral
                  Loss                   80,938,400.74 (6.56%)    81,034,306.34 (6.57%)   86,274,099.27 (6.99%)
----------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                 8.46                     8.47                    8.80
                  Yield (%)                             5.4016                   5.2665                  0.0758
                  WAL (years)                             5.24                     5.24                    5.24
                  Modified Duration                       4.50                     4.51                    4.56
                  Principal Window               Jun11 - Jun11            Jun11 - Jun11           Jun11 - Jun11
                  Principal Writedown        69,130.89 (0.70%)       148,580.83 (1.51%)   2,760,332.11 (27.97%)
                  Total Collateral
                  Loss                   71,718,354.44 (5.81%)    71,794,162.07 (5.82%)   74,284,779.28 (6.02%)
----------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                 7.67                     7.68                    7.88
                  Yield (%)                             5.4100                   5.1926                  0.1330
                  WAL (years)                             5.32                     5.32                    5.32
                  Modified Duration                       4.56                     4.56                    4.61
                  Principal Window               Jul11 - Jul11            Jul11 - Jul11           Jul11 - Jul11
                  Principal Writedown        48,941.23 (0.79%)       130,119.54 (2.11%)   1,750,049.43 (28.37%)
                  Total Collateral
                  Loss                   66,000,139.96 (5.35%)    66,077,795.35 (5.36%)   67,626,610.60 (5.48%)
----------------------------------------------------------------------------------------------------------------
    Class M-4     CDR (%)                                 6.88                     6.90                    7.11
                  Yield (%)                             5.6681                   5.2396                  0.2453
                  WAL (years)                             5.49                     5.49                    5.40
                  Modified Duration                       4.67                     4.67                    4.66
                  Principal Window               Sep11 - Sep11            Sep11 - Sep11           Aug11 - Aug11
                  Principal Writedown         2,849.11 (0.05%)       169,118.93 (2.74%)   1,779,947.66 (28.86%)
                  Total Collateral
                  Loss                   60,388,608.67 (4.90%)    60,548,298.06 (4.91%)   61,924,689.21 (5.02%)
----------------------------------------------------------------------------------------------------------------
    Class M-5     CDR (%)                                 6.14                     6.16                    6.36
                  Yield (%)                             5.6171                   5.1863                  0.2242
                  WAL (years)                             5.57                     5.57                    5.49
                  Modified Duration                       4.72                     4.72                    4.71
                  Principal Window               Oct11 - Oct11            Oct11 - Oct11           Sep11 - Sep11
                  Principal Writedown        52,276.95 (0.85%)       220,810.95 (3.58%)   1,824,299.90 (29.58%)
                  Total Collateral
                  Loss                   54,676,950.99 (4.43%)    54,840,452.96 (4.45%)   56,206,189.71 (4.56%)
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




----------------------------------------------------------------------------------------------------------------
                                   First Dollar of Loss          LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------
 Class B-1 CDR (%)                                   5.41                       5.45                       5.65
           Yield (%)                               6.1616                     5.2889                     0.0561
           WAL (years)                               5.65                       5.65                       5.57
           Modified Duration                         4.69                       4.70                       4.68
           Principal Window                 Nov11 - Nov11              Nov11 - Nov11              Oct11 - Oct11
           Principal Writedown          83,586.59 (1.36%)         426,541.42 (6.92%)      2,066,988.33 (33.51%)
           Total Collateral Loss    48,875,062.65 (3.96%)      49,209,805.76 (3.99%)      50,643,016.47 (4.11%)
----------------------------------------------------------------------------------------------------------------
 Class B-2 CDR (%)                                   4.69                       4.75                       4.93
           Yield (%)                               6.6764                     5.3263                     0.2818
           WAL (years)                               5.74                       5.74                       5.74
           Modified Duration                         4.70                       4.71                       4.75
           Principal Window                 Dec11 - Dec11              Dec11 - Dec11              Dec11 - Dec11
           Principal Writedown          36,055.44 (0.58%)         563,946.12 (9.14%)      2,141,168.49 (34.71%)
           Total Collateral Loss    42,983,486.63 (3.48%)      43,497,514.37 (3.53%)      45,034,405.90 (3.65%)
----------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:
|_| The Pricing Prepayment Assumptions (as defined on page 4 above)are applied. |_| 1-month, 6-month, 1-year LIBOR and 1-year CMT remain static.
|_| 10% Clean-up Call is not exercised.
|_| Based upon initial marketing structure and spreads.


                                       ------------------------------------------------------------------------
                                            50 PPA      75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     5.54        3.66        2.63        1.98       1.53        1.19
     1A1       Principal Window Begin             1           1           1           1          1           1
               Principal Window End             309         232         173         134        106          86
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     2.16        1.39        1.00        0.77       0.61        0.49
     2A1       Principal Window Begin             1           1           1           1          1           1
               Principal Window End              60          39          27          21         17          13
---------------------------------------------------------------------------------------------------------------
                                               6.64        4.28        3.00        2.20       1.74        1.40
     2A2       Principal Window Begin            60          39          27          21         17          13
               Principal Window End             104          67          48          33         26          21
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    13.58        9.14        6.63        5.01       3.78        2.83
     2A3       Principal Window Begin           104          67          48          33         26          21
               Principal Window End             309         232         173         134        106          86
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    13.58        9.14        6.63        5.01       3.78        2.83
     2A4       Principal Window Begin           104          67          48          33         26          21
               Principal Window End             309         232         173         134        106          86
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     9.47        6.26        4.75        4.05       3.81        3.96
     M-1       Principal Window Begin            51          37          38          40         41          45
               Principal Window End             220         151         110          84         66          54
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     9.36        6.17        4.66        3.94       3.66        3.67
     M-2       Principal Window Begin            51          37          38          39         40          43
               Principal Window End             202         137         100          76         60          48
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     9.26        6.11        4.61        3.89       3.57        3.54
     M-3       Principal Window Begin            51          37          38          39         40          42
               Principal Window End             191         130          94          72         57          46
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     9.17        6.04        4.55        3.83       3.52        3.45
     M-4       Principal Window Begin            51          37          38          38         39          41
               Principal Window End             183         124          90          68         54          43
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     9.03        5.94        4.46        3.75       3.43        3.36
     M-5       Principal Window Begin            51          37          37          38         39          40
               Principal Window End             174         117          85          65         51          41
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     8.84        5.79        4.35        3.67       3.35        3.28
     B-1       Principal Window Begin            51          37          37          38         38          39
               Principal Window End             164         109          79          60         47          40
---------------------------------------------------------------------------------------------------------------
               WAL (years)                     8.53        5.57        4.19        3.53       3.21        3.21
     B-2       Principal Window Begin            51          37          37          37         38          38
               Principal Window End             150          99          72          55         43          39
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Call

The assumptions for the sensitivity table below are as follows:
|X| The Pricing Prepayment Assumptions (as defined on page 4 above)are applied. |X| 1-month, 6-month, 1-year LIBOR and 1-year CMT remain static.
|X| 10% Clean-up Call is exercised on the first possible date.
|X| Based upon initial marketing structure and spreads.

                                      -------------------------------------------------------------------------
                                            50 PPA      75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    5.15        3.37        2.40        1.81        1.40        1.10
     1A1       Principal Window Begin            1           1           1           1           1           1
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    2.16        1.39        1.00        0.77        0.61        0.49
     2A1       Principal Window Begin            1           1           1           1           1           1
               Principal Window End             60          39          27          21          17          13
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    6.64        4.28        3.00        2.20        1.74        1.40
     2A2       Principal Window Begin           60          39          27          21          17          13
               Principal Window End            104          67          48          33          26          21
---------------------------------------------------------------------------------------------------------------
               WAL (years)                   11.84        7.83        5.61        4.23        3.19        2.45
     2A3       Principal Window Begin          104          67          48          33          26          21
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                   11.84        7.83        5.61        4.23        3.19        2.45
     2A4       Principal Window Begin          104          67          48          33          26          21
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.91        5.85        4.43        3.81        3.63        3.15
     M-1       Principal Window Begin           51          37          38          40          41          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.91        5.85        4.41        3.75        3.52        3.15
     M-2       Principal Window Begin           51          37          38          39          40          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.91        5.85        4.41        3.75        3.46        3.15
     M-3       Principal Window Begin           51          37          38          39          40          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.91        5.85        4.41        3.72        3.44        3.15
     M-4       Principal Window Begin           51          37          38          38          39          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.91        5.85        4.38        3.70        3.40        3.15
     M-5       Principal Window Begin           51          37          37          38          39          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.83        5.79        4.35        3.67        3.35        3.15
     B-1       Principal Window Begin           51          37          37          38          38          38
               Principal Window End            161         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL (years)                    8.53        5.57        4.19        3.53        3.21        3.15
     B-2       Principal Window Begin           51          37          37          37          38          38
               Principal Window End            150          99          72          55          43          38
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions: (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%; (ii) day count convention of actual/360 is applied; and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table. This table is based on initial marketing structure and spreads.


  Period    Distribution Date    WAC Cap (%)    Group I      Group II
                                                 Cap (%)        Cap (%)
---------  -------------------  ------------   ---------   --------------
    1           4/25/2006          21.76305     21.75404      21.76480
    2           5/25/2006          20.80685     20.79905      20.80836
    3           6/25/2006          20.30960     20.30207      20.31106
    4           7/25/2006          20.23261     20.22484      20.23411
    5           8/25/2006          19.74997     19.73905      19.75208
    6           9/25/2006          19.47687     19.46573      19.47903
    7          10/25/2006          19.41627     19.40476      19.41849
    8          11/25/2006          18.94602     18.93491      18.94817
    9          12/25/2006          18.89571     18.88424      18.89793
    10          1/25/2007          18.43555     18.42447      18.43769
    11          2/25/2007          18.18840     18.17663      18.19068
    12          3/25/2007          18.61237     18.59909      18.61493
    13          4/25/2007          17.70719     17.69521      17.70950
    14          5/25/2007          17.68083     17.66847      17.68322
    15          6/25/2007          17.24464     17.23213      17.24705
    16          7/25/2007          17.22719     17.21429      17.22968
    17          8/25/2007          16.79982     16.78665      16.80237
    18          9/25/2007          16.58505     16.57027      16.58791
    19         10/25/2007          16.58032     16.56507      16.58327
    20         11/25/2007          16.16455     16.14980      16.16740
    21         12/25/2007          16.16800     16.15258      16.17098
    22          1/25/2008          15.77138     15.75858      15.77385
    23          2/25/2008          15.73354     15.68744      15.74245
    24          3/25/2008          15.98396     15.93246      15.99391
    25          4/25/2008          15.35336     15.30520      15.36267
    26          5/25/2008          15.38087     15.33111      15.39049
    27          6/25/2008          14.98546     14.93714      14.99480
    28          7/25/2008          15.02398     14.97453      15.03354
    29          8/25/2008          14.69035     14.62896      14.70222
    30          9/25/2008          14.52008     14.45661      14.53235
    31         10/25/2008          14.56860     14.50065      14.58174
    32         11/25/2008          14.19523     14.16475      14.20113
    33         12/25/2008          14.24804     14.21635      14.25416
    34          1/25/2009          13.92784     13.93136      13.92716
    35          2/25/2009          14.65444     14.58481      14.66791
    36          3/25/2009          15.30150     15.22296      15.31669
    37          4/25/2009          14.35692     14.28425      14.37098
    38          5/25/2009          14.45649     14.38766      14.46980
    39          6/25/2009          14.06286     13.99624      14.07575
    40          7/25/2009          14.17953     14.10448      14.19404
    41          8/25/2009          14.00471     13.90537      14.02393
    42          9/25/2009          13.86764     13.76771      13.88697
    43         10/25/2009          13.98744     13.88297      14.00765
    44         11/25/2009          13.59918     13.49732      13.61889
    45         12/25/2009          13.72247     13.61719      13.74283
    46          1/25/2010          13.36130     13.28341      13.37636
    47          2/25/2010          13.28537     13.22783      13.29650

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------


                                                 Group I      Group II
         Distribution Date       WAC Cap (%)      Cap (%)      Cap (%)
       ---------------------    -----------   ------------   ------------
  48           3/25/2010           13.98856     13.92410      14.00103
  49           4/25/2010           13.03752     12.97928      13.04879
  50           5/25/2010           13.17384     13.11363      13.18548
  51           6/25/2010           12.79701     12.73872      12.80828
  52           7/25/2010           12.93813     12.88289      12.94882
  53           8/25/2010           12.56685     12.51152      12.57756
  54           9/25/2010           12.45309     12.39774      12.46380
  55          10/25/2010           12.60983     12.54149      12.62305
  56          11/25/2010           12.24893     12.17532      12.26318
  57          12/25/2010           12.40952     12.32239      12.42638
  58           1/25/2011           13.66647     13.44143      13.71001
  59           2/25/2011           14.95816     15.14666      14.92169
  60           3/25/2011           16.02549     16.27472      15.97726
  61           4/25/2011           10.79461     11.01978      10.75104
  62           5/25/2011           11.15609     11.38721      11.11137
  63           6/25/2011           10.79702     11.01998      10.75388
  64           7/25/2011           11.17719     11.38741      11.13652
  65           8/25/2011           10.83263     11.02285      10.79583
  66           9/25/2011           10.83266     11.02296      10.79585
  67          10/25/2011           11.19447     11.39049      11.15655
  68          11/25/2011           10.83365     11.02316      10.79699
  69          12/25/2011           11.19632     11.39070      11.15873
  70           1/25/2012           10.83518     11.02337      10.79878
  71           2/25/2012           10.84131     11.03118      10.80459
  72           3/25/2012           11.58901     11.79206      11.54975
  73           4/25/2012           10.84136     11.03139      10.80461
  74           5/25/2012           11.23855     11.39921      11.20749
  75           6/25/2012           10.87613     11.03159      10.84607
  76           7/25/2012           11.23869     11.39942      11.20762
  77           8/25/2012           10.87740     11.03181      10.84755
  78           9/25/2012           10.87743     11.03191      10.84757
  79          10/25/2012           11.24046     11.39975      11.20967
  80          11/25/2012           10.88017     11.04506      10.84830
  81          12/25/2012           11.24287     11.41335      11.20992
  82           1/25/2013           10.89793     11.04529      10.86945
  83           2/25/2013           11.13077     11.29606      11.09882
  84           3/25/2013           12.40229     12.50654      12.38215
  85           4/25/2013           11.20213     11.29640      11.18391
  86           5/25/2013           11.57559     11.67312      11.55675
  87           6/25/2013           11.20224     11.29674      11.18399
  88           7/25/2013           11.57571     11.67348      11.55682
  89           8/25/2013           11.20265     11.29709      11.18440
  90           9/25/2013           11.20270     11.29727      11.18444
  91          10/25/2013           11.57619     11.67403      11.55729
  92          11/25/2013           11.20282     11.29763      11.18451
  93          12/25/2013           11.57631     11.67441      11.55737
  94           1/25/2014           11.20294     11.29800      11.18459
  95           2/25/2014           11.20300     11.29819      11.18462
  96           3/25/2014           12.40339     12.50892      12.38302
  97           4/25/2014           11.20312     11.29857      11.18470
  98           5/25/2014           11.57662     11.67538      11.55756
  99           6/25/2014           11.20324     11.29895      11.18477

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                  Group I       Group II
  Period     Distribution Date     WAC Cap (%)     Cap (%)       Cap (%)
 --------    -----------------    -----------    -----------   ------------
    100          7/25/2014          11.57674      11.67579      11.55763
    101          8/25/2014          11.20336      11.29935      11.18484
    102          9/25/2014          11.20342      11.29955      11.18488
    103         10/25/2014          11.57693      11.67641      11.55774
    104         11/25/2014          11.20354      11.29995      11.18495
    105         12/25/2014          11.57706      11.67683      11.55782
    106          1/25/2015          11.20367      11.30037      11.18502
    107          2/25/2015          11.20373      11.30058      11.18506
    108          3/25/2015          12.40420      12.51159      12.38349
    109          4/25/2015          11.20386      11.30100      11.18513
    110          5/25/2015          11.57738      11.67793      11.55800
    111          6/25/2015          11.20398      11.30144      11.18520
    112          7/25/2015          11.57751      11.67838      11.55807
    113          8/25/2015          11.20411      11.30188      11.18527
    114          9/25/2015          11.20417      11.30211      11.18530
    115         10/25/2015          11.57771      11.67908      11.55818
    116         11/25/2015          11.20430      11.30257      11.18537
    117         12/25/2015          11.57785      11.67956      11.55825
    118          1/25/2016          11.21065      11.31282      11.19097
    119          2/25/2016          11.29579      11.31569      11.29196
    120          3/25/2016          12.36033      12.14611      12.40159


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,200,000,000.00. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.250% (on an actual/360 basis) on the swap notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the swap provider.

                                 Swap Schedule

                                        Swap Notional                                                Swap Notional
    Period        Distribution Date       Amount ($)           Period      Distribution Date           Amount ($)
  ---------      -------------------   ---------------        --------    -------------------       ---------------
       1              4/25/2006          1,200,000,000.00        36            3/25/2009            208,809,938.03
       2              5/25/2006          1,167,389,538.40        37            4/25/2009            198,336,104.09
       3              6/25/2006          1,110,254,976.63        38            5/25/2009            188,372,409.93
       4              7/25/2006          1,055,901,446.46        39            6/25/2009            178,894,015.06
       5              8/25/2006          1,004,193,604.94        40            7/25/2009            169,877,288.29
       6              9/25/2006           955,002,772.18         41            8/25/2009            161,299,748.87
       7             10/25/2006           908,206,371.26         42            9/25/2009            153,140,010.48
       8             11/25/2006           863,687,871.01         43           10/25/2009            145,377,727.98
       9             12/25/2006           821,336,410.65         44           11/25/2009            137,993,546.71
      10              1/25/2007           781,046,523.89         45           12/25/2009            130,969,054.29
      11              2/25/2007           742,717,876.48         46            1/25/2010            124,286,734.77
      12              3/25/2007           706,255,016.52         47            2/25/2010            117,929,924.96
      13              4/25/2007           671,567,136.92         48            3/25/2010            111,882,783.81
      14              5/25/2007           638,567,849.38         49            4/25/2010            106,130,219.28
      15              6/25/2007           607,174,969.44         50            5/25/2010            100,657,885.53
      16              7/25/2007           577,310,212.02         51            6/25/2010             95,452,135.19
      17              8/25/2007           548,899,305.66         52            7/25/2010             90,499,985.37
      18              9/25/2007           521,871,488.84         53            8/25/2010             85,789,085.29
      19             10/25/2007           496,159,443.53         54            9/25/2010             81,307,575.26
      20             11/25/2007           471,699,127.65         55           10/25/2010             77,044,337.16
      21             12/25/2007           448,429,615.71         56           11/25/2010             72,988,569.00
      22              1/25/2008           426,292,947.10         57           12/25/2010             69,130,304.32
      23              2/25/2008           405,234,039.09         58            1/25/2011             65,459,976.42
      24              3/25/2008           385,200,725.86         59            2/25/2011             61,960,747.57
      25              4/25/2008           366,142,716.90         60            3/25/2011             58,624,422.38
      26              5/25/2008           348,012,539.93         61        After 3/25/2011                0.00
      27              6/25/2008           330,765,060.72
      28              7/25/2008           314,357,284.68
      29              8/25/2008           298,748,338.77
      30              9/25/2008           283,899,339.09
      31             10/25/2008           269,773,294.12
      32             11/25/2008           256,335,012.62
      33             12/25/2008           243,550,923.62
      34              1/25/2009           231,389,278.77
      35              2/25/2009           219,820,046.67



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                               $1,240,103,341
Number of Mortgage Loans:                                           4,573
Average Scheduled Principal Balance:                             $271,179
Interest Only Loans:                                                89.27%
Weighted Average Gross Coupon:                                       6.70%
Weighted Average Net Coupon(2):                                      6.43%
Nonzero Weighted Average FICO Score:                                  714
Weighted Average Original LTV Ratio:                                76.92%
Weighted Average Combined Original LTV Ratio:                       88.06%
Weighted Average Stated Remaining Term (months):                      358
Weighted Average Seasoning (months):                                    1
Weighted Average Months to Roll:                                       57
Weighted Average Gross Margin:                                       2.43%
Weighted Average Initial Rate Cap:                                   5.00%
Weighted Average Periodic Rate Cap:                                  1.57%
Weighted Average Gross Maximum Lifetime Rate:                       12.24%
% of Silent Seconds:                                                63.41%
Nonzero Weighted Average DTI:                                       37.46%
% of Loans with MI:                                                  3.65%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Current Principal Balance


                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
Current Principal   Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Balance                 Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 $50,000 & Below         30     $1,240,154      0.10%     7.425%       707      $41,338    77.33%    88.46%    21.19%    18.05%
 $50,001 - $75,000       88      5,707,646      0.46      7.204        708       64,860    73.66     83.27     26.86     27.57
 $75,001 - $100,000     218     19,436,624      1.57      7.053        714       89,159    75.82     88.42     26.46     41.89
$100,001 - $125,000     330     37,442,573      3.02      6.919        715      113,462    77.73     89.70     27.50     48.33
$125,001 - $150,000     406     56,129,923      4.53      6.905        710      138,251    77.57     89.12     24.80     58.72
$150,001 - $200,000     790    138,067,687     11.13      6.793        714      174,769    77.41     88.83     24.58     62.36
$200,001 - $250,000     649    145,989,701     11.77      6.705        713      224,946    77.16     88.07     21.85     68.55
$250,001 - $300,000     560    154,255,715     12.44      6.640        713      275,457    77.50     88.12     17.55     74.95
$300,001 - $350,000     420    136,226,266     10.99      6.606        712      324,348    77.32     88.80     14.16     78.90
$350,001 - $400,000     317    118,344,039      9.54      6.567        717      373,325    76.56     87.46     16.09     81.90
$400,001 - $450,000     205     86,950,070      7.01      6.674        712      424,147    77.04     89.32     10.66     87.89
$450,001 - $500,000     166     79,188,546      6.39      6.739        712      477,039    77.58     89.14      7.85     88.49
$500,001 - $550,000     112     58,631,185      4.73      6.692        713      523,493    77.78     90.40      3.60     83.76
$550,001 - $600,000      80     46,091,762      3.72      6.541        726      576,147    76.73     88.08     11.32     87.54
$600,001 - $650,000      81     51,223,992      4.13      6.630        726      632,395    76.90     89.26     13.52     90.05
$650,001 - $700,000      20     13,566,388      1.09      6.807        719      678,319    74.61     84.24      4.86    100.00
$700,001 - $750,000      30     21,825,821      1.76      6.669        710      727,527    77.46     85.69      9.85     96.63
$750,001 - $800,000      16     12,370,822      1.00      6.792        715      773,176    78.39     90.05      0.00     87.21
$800,001 - $850,000      14     11,665,164      0.94      6.668        714      833,226    77.21     84.26      7.29     86.01
$850,001 - $900,000       7      6,106,500      0.49      6.611        762      872,357    74.13     76.96      0.00     71.38
$900,001 - $950,000       3      2,782,276      0.22      6.661        708      927,425    73.13     73.13      0.00    100.00
$950,001 - $1,000,000    16     15,865,204      1.28      6.666        718      991,575    67.59     75.79      6.30     87.41
$1,000,001 - $1,500,000  11     14,118,084      1.14      6.784        706    1,283,462    70.02     80.34     36.69    100.00
$1,500,001 & Above        4      6,877,200      0.55      7.068        710    1,719,300    67.54     72.33     27.28     74.55
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:               4,573 $1,240,103,341    100.00%     6.700%       714     $271,179    76.92%    88.06%    16.44%    76.20%


                                                   Distribution by Current Rate





                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Current Rate            Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 4.50% & Below            4     $1,261,091      0.10%     4.059%       697     $315,273    80.00%    93.97%   100.00%    91.88%
4.51 - 5.00%             28      7,858,157      0.63      4.862        726      280,648    75.15     87.59     53.06     72.81
5.01 - 5.50%            139     36,513,230      2.94      5.367        733      262,685    72.31     80.72     52.16     59.25
5.51 - 6.00%            519    136,296,085     10.99      5.863        727      262,613    74.42     82.78     40.95     75.29
6.01 - 6.50%         1 ,154    351,420,137     28.34      6.351        721      304,524    76.22     86.85     17.85     86.21
6.51 - 7.00%         1 ,415    405,622,067     32.71      6.796        712      286,659    77.30     89.32     10.12     82.01
7.01 - 7.50%            705    174,995,721     14.11      7.310        701      248,221    78.32     90.06      6.40     67.97
7.51 - 8.00%            446     92,776,181      7.48      7.790        702      208,018    79.37     92.43      8.37     49.20
8.01 - 8.50%            128     26,199,887      2.11      8.238        706      204,687    80.37     91.78      2.74     42.69
8.51 - 9.00%             28      5,558,795      0.45      8.769        705      198,528    82.60     94.40      2.13     34.16
9.01% & Above             7      1,601,991      0.13      9.312        698      228,856    86.66     92.34      0.00     36.16
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:               4,573 $1,240,103,341    100.00%     6.700%       714     $271,179    76.92%    88.06%    16.44%    76.20%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                       Distribution by FICO




                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
              Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
FICO              Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
800 - 819          95    $27,739,915      2.24%      6.503%      807    $291,999     72.45%     79.30%    26.19%      64.27%
780 - 799         251     70,464,850      5.68       6.526       788     280,736     75.20      86.16     25.95       74.42
760 - 779         451    125,052,615     10.08       6.507       769     277,279     76.64      86.43     21.67       65.63
740 - 759         541    147,310,161     11.88       6.664       750     272,292     77.28      89.98     14.51       71.93
720 - 739         645    178,843,262     14.42       6.577       729     277,276     77.35      89.35     16.71       75.36
700 - 719         747    198,428,312     16.00       6.668       709     265,634     77.35      89.87     14.72       75.73
680 - 699         772    206,320,415     16.64       6.847       689     267,254     77.60      89.91     9.51        77.53
660 - 679         590    158,460,964     12.78       6.857       670     268,578     76.92      86.75     15.79       80.81
640 - 659         302     80,546,875      6.50       6.873       649     266,712     75.96      84.81     18.73       90.10
620 - 639         165     42,729,219      3.45       6.832       631     258,965     77.10      84.16     25.13       89.49
600 - 619           6      2,351,655      0.19       6.507       613     391,942     75.34      75.34      6.38       86.94
560 - 579           1       225,381       0.02       7.750       563     225,381     75.23      75.23      0.00        0.00
N/A                 7      1,629,718      0.13       6.982         0     232,817     74.45      83.82      6.74       49.04
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:         4,573 $1,240,103,341    100.00%      6.700%      714    $271,179     76.92%     88.06%    16.44%      76.20%



                                                   Distribution by Original LTV

                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Original LTV       Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
30.00% & Below     21     $3,597,615    0.29%       6.481%      736     $171,315     24.95%     25.46%    16.29%    83.22%
30.01 - 40.00%     25      4,911,708     0.40       6.309       723      196,468     37.25      40.20     16.33     50.92
40.01 - 50.00%     70     19,044,636     1.54       6.402       717      272,066     46.12      48.67      7.54     62.04
50.01 - 60.00%    143     42,256,198     3.41       6.276       725      295,498     56.66      58.41     15.47     60.63
60.01 - 70.00%    396    112,221,092     9.05       6.527       715      283,387     66.70      73.79     11.41     63.21
70.01 - 80.00%  3,693  1,012,773,348    81.67       6.726       714      274,241     79.20      91.92     17.18     79.06
80.01 - 85.00%     19      4,018,029     0.32       6.706       683      211,475     84.46      84.86     41.95     84.69
85.01 - 90.00%    120     23,890,865     1.93       7.041       711      199,091     89.75      89.75     16.06     57.71
90.01 - 95.00%     75     15,463,807     1.25       7.311       717      206,184     94.82      94.82      9.78     77.63
95.01 - 100.00%    11      1,926,044     0.16       7.639       749      175,095    100.00     100.00     35.43     64.57
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:         4,573 $1,240,103,341   100.00%      6.700%      714     $271,179     76.92%     88.06%    16.44%    76.20%





                                                   Distribution by Document Type



                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Document Type           Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
FULL/ALT                 898   $203,843,540    16.44%    6.280%        719     $226,997   77.48%     88.35%    100.00%   67.62%
NINA/NO DOC/NO RATIO   1,046    243,084,568    19.60     7.040         711      232,394   74.79      84.92       0.00    70.20
SISA                   1,014    302,881,316    24.42     6.789         708      298,700   76.49      87.04       0.00    82.72
SIVA                   1,615    490,293,917    39.54     6.650         718      303,588   78.01      90.12       0.00    78.72
-------------------   -------  ------------ ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:                4,573 $1,240,103,341   100.00%    6.700%        714     $271,179   76.92%     88.06%     16.44%   76.20%




-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Loan Purpose


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Loan Purpose       Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Cashout Refi       926      $273,900,673     22.09%      6.550%      704    $295,789     71.19%     74.17%    19.05%      78.58%
Purchase         3,296       863,083,447     69.60       6.764       719     261,858     78.96      92.96     15.35       75.10
Rate/Term Refi     351       103,119,222      8.32       6.561       706     293,787     75.05      83.90     18.62       79.11
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341    100.00%      6.700%      714    $271,179     76.92%     88.06%    16.44%      76.20%



                                                 Distribution by Occupancy Status



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Occupancy      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Status             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Non Owner        1,178     $233,834,564      18.86%     6.912%      727    $198,501     74.54%    81.39%      23.68%      0.00%
Owner Occupied   3,135      944,996,555      76.20      6.638       711     301,434     77.42     89.81       14.59     100.00
Second Home        260       61,272,222       4.94      6.847       717     235,662     78.21     86.42       17.34       0.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341     100.00%     6.700%      714    $271,179     76.92%    88.06%      16.44%     76.20%



                                                   Distribution by Property Type


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Property       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
2-4 Family         264      $84,042,139       6.78%     6.919%       713    $318,341     74.79%    83.94%     14.81%      52.15%
Condo              703      161,757,682      13.04      6.732        719     230,096     77.54     89.19      19.37       67.42
Co-op                2          209,900       0.02      7.325        640     104,950     75.16     75.16       0.00       64.98
PUD              1,131      316,560,967      25.53      6.676        715     279,895     77.93     89.26      19.34       76.00
Single Family    2,472      677,232,703      54.61      6.676        713     273,961     76.56     87.74      14.60       81.38
Townhouse            1          299,950       0.02      6.875        700     299,950     80.00     99.97       0.00      100.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341     100.00%     6.700%       714    $271,179     76.92%    88.06%     16.44%      76.20%



                                                       Distribution by State


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
State              Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
CA - Southern      697     $260,942,544      21.04%     6.555%       716    $374,380     75.71%    86.89%     13.06%     85.85%
CA - Northern      566      227,726,399      18.36      6.480        723     402,343     75.40     87.15      12.22      84.69
FL                 654      146,877,689      11.84      7.053        713     224,584     77.93     87.31      14.39      57.49
NV                 258       65,262,115       5.26      6.644        719     252,954     79.39     89.16      15.64      63.64
VA                 191       56,633,805       4.57      6.745        705     296,512     77.07     88.60      14.11      84.06
AZ                 248       54,839,512       4.42      6.698        720     221,127     77.10     87.03      25.93      60.37
MD                 193       51,589,726       4.16      6.782        703     267,304     78.31     92.06      17.15      85.91
WA                 149       37,577,870       3.03      6.578        713     252,200     77.66     89.05      22.18      76.33
NY                  92       36,243,690       2.92      6.898        702     393,953     73.39     83.68      3.67       83.77
GA                 203       32,859,513       2.65      7.007        701     161,870     79.07     93.88      19.12      56.02
Other            1,322      269,550,478      21.74      6.774        712     203,896     78.01     89.16      23.59      74.07
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341      100.00%    6.700%       714    $271,179     76.92%    88.06%     16.44%     76.20%

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Zip Code


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Zip Code           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 89123              19       $5,113,118      0.41%      6.710%      714     $269,111    79.74%     90.95%     9.69%      74.00%
 89117              17        4,142,476      0.33       6.914       730      243,675    80.39      87.27      7.97       39.85
 89148              11        3,482,875      0.28       6.246       704      316,625    79.92      90.67      0.00       69.40
 89109              11        3,470,294      0.28       7.086       733      315,481    80.14      94.06     23.76       13.52
 89139              11        3,119,122      0.25       6.413       722      283,557    80.92      87.68      7.45       51.85
 94544               7        3,029,500      0.24       6.426       716      432,786    78.16      96.47      6.73      100.00
 92563               8        2,974,125      0.24       6.800       723      371,766    79.97      96.77     13.30      100.00
 89052               7        2,862,285      0.23       6.397       729      408,898    77.27      85.98     15.65       92.51
 20874              10        2,829,202      0.23       6.776       692      282,920    82.09      91.83     28.65       82.61
 91710               8        2,750,887      0.22       6.454       721      343,861    76.93      90.40      6.98       93.02
 Other           4,464    1,206,329,457     97.28       6.701       714      270,235    76.84      87.97     16.57       76.39
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341    100.00%      6.700%      714     $271,179    76.92%     88.06%    16.44%      76.20%



                                           Distribution by Remaining Months to Maturity



                                            Pct. Of              Weighted             Weighted   Weighted
Remaining                                   Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Months to      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Maturity           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
121 - 180            1         $568,000      0.05%      6.625%      681     $568,000    80.00%    100.00%      0.00%    100.00%
301 - 360        4,572    1,239,535,341     99.95       6.700       714      271,114    76.92      88.05      16.45      76.19
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           4,573   $1,240,103,341    100.00%      6.700%      714     $271,179    76.92%     88.06%     16.44%     76.20%



                                                 Distribution by Amortization Type


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Amortization   Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
10 YEAR ARM        213      $80,487,443      6.49%      6.725%       725    $377,875    73.61%     82.46%    16.05%      84.67%
2 YEAR ARM         221       73,368,755      5.92       6.743        707     331,985    76.98      91.39      3.75       79.74
3 YEAR ARM         843      257,722,375     20.78       6.746        713     305,720    78.29      91.63      9.60       87.32
5 YEAR ARM       3,069      748,803,697     60.38       6.682        714     243,989    76.88      87.44     20.21       70.09
6 MONTH ARM          5        1,638,168      0.13       6.509        715     327,634    78.91      96.25     18.81       88.51
7 YEAR ARM         222       78,082,904      6.30       6.654        720     351,725    76.11      84.66     15.07       85.82
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341    100.00%      6.700%       714    $271,179    76.92%     88.06%    16.44%      76.20%



                                              Distribution by Prepayment Term Months


                                            Pct. Of              Weighted             Weighted   Weighted
Prepayment                                  Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Term           Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Months             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 0               2,885     $795,204,754      64.12%     6.705%      713     $275,634    76.62%     87.85%     14.07%     77.82%
 4                   4        1,426,104       0.11      6.500       746      356,526    71.50      79.58       0.00      88.72
 6                  53       16,827,024       1.36      6.614       720      317,491    73.02      84.68      11.67      62.06
 12                405      110,123,408       8.88      6.691       720      271,910    77.82      88.42      29.10      68.46
 24                 80       19,565,948       1.58      6.742       709      244,574    76.10      88.73      13.28      72.46
 30                 10        3,685,880       0.30      6.427       742      368,588    75.88      86.88      15.44      90.59
 36                940      250,777,663      20.22      6.700       713      266,785    77.56      88.92      15.76      79.89
 42                 14        2,615,646       0.21      6.742       733      186,832    79.20      91.88       0.00      69.77
 60                182       39,876,915       3.22      6.656       724      219,104    78.55      87.07      38.30      48.63
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           4,573   $1,240,103,341     100.00%     6.700%      714     $271,179    76.92%     88.06%     16.44%     76.20%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Periodic Cap


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Periodic       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.00 - 1.49%     1,748     $520,263,726     41.95%     6.841%        713    $297,634    77.68%    90.95%      10.96%     84.30%
1.50 - 1.99%        38       13,675,442      1.10      6.730         661     359,880    77.57     94.25       13.35      95.88
2.00 - 2.49%     2,787      706,164,173     56.94      6.595         717     253,378    76.35     85.81       20.53      69.86
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573   $1,240,103,341    100.00%     6.700%        714    $271,179    76.92%    88.06%      16.44%     76.20%



                                               Distribution by Months to Rate Reset



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Months to      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Rate Reset         Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 10 & Below          5        $1,638,168     0.13%      6.509%      715    $327,634      78.91%    96.25%     18.81%     88.51%
 11 - 20            14         5,716,046     0.46       6.464       698     408,289      77.71     97.54       4.62      75.62
 21 - 30           232        76,064,963     6.13       6.682       709     327,866      76.60     89.92       6.68      79.05
 31 - 40           818       249,310,121    20.10       6.771       713     304,780      78.43     91.95       8.89      87.88
 41 - 50            12         3,300,235     0.27       5.783       730     275,020      77.45     87.64      60.17      57.79
 51 - 60         3,037       740,700,914    59.73       6.686       713     243,892      76.92     87.49      20.13      70.48
 61 - 70             3           753,520     0.06       6.519       715     251,173      75.86     88.96      23.13     100.00
 71 - 80             3           565,758     0.05       5.715       716     188,586      80.00     87.49      37.46      75.35
 81 - 90           219        77,517,145     6.25       6.661       720     353,960      76.08     84.64      14.91      85.89
 111 - 120         230        84,536,471     6.82       6.719       726     367,550      73.37     82.26      15.41      80.79
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179      76.92%    88.06%     16.44%     76.20%



                                               Distribution by Maximum Lifetime Rate


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Maximum        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Lifetime Rate      Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------

9.49% & Below        3        $1,158,707     0.09%      4.020%      696    $386,236      80.00%     93.87%    100.00%    100.00%
9.50 - 9.99%        14         3,805,821     0.31       4.761       724     271,844      75.60      85.71     37.48      66.20
10.00 - 10.49%      53        13,861,766     1.12       5.237       727     261,543      77.61      87.35     72.22      72.24
10.50 - 10.99%     214        53,371,132     4.30       5.737       727     249,398      75.57      83.50     52.27      79.54
11.00 - 11.49%     439       120,416,231     9.71       6.126       720     274,297      76.15      84.86     29.96      80.64
11.50 - 11.99%     960       255,306,246    20.59       6.499       715     265,944      76.21      86.48     18.01      76.45
12.00 - 12.49%     951       267,150,075    21.54       6.602       717     280,915      76.56      87.69     13.86      79.92
12.50 - 12.99%   1,185       325,642,358    26.26       6.911       715     274,804      77.11      89.64      9.37      76.55
13.00 - 13.49%     485       127,977,831    10.32       7.362       703     263,872      78.79      91.51      5.76      67.71
13.50 - 13.99%     208        57,980,747     4.68       7.611       694     278,754      77.73      90.14      9.45      69.88
14.00 - 14.49%      39         8,516,945     0.69       8.208       696     218,383      84.30      92.32      9.00      58.38
14.50 - 14.99%      15         3,928,955     0.32       8.558       722     261,930      81.49      92.92      3.01      26.15
15.00 - 15.49%       6           904,877     0.07       8.714       672     150,813      81.48      98.52      0.00      70.04
15.50 - 15.99%       1            81,650     0.01       9.500       678      81,650      76.31      95.00      0.00       0.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179      76.92%    88.06%     16.44%     76.20%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Minimum Lifetime Rate

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Minimum        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Lifetime Rate      Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.99% & Below        1          $120,000     0.01%      5.875%      695    $120,000      80.00%    80.00%    100.00%      0.00%
2.00 - 2.49%     3,384       909,168,656    73.31       6.632       717     268,667      76.81     88.05      17.60      76.36
2.50 - 2.99%       925       254,284,313    20.51       6.871       708     274,902      77.18     87.55      12.71      78.44
3.00 - 3.49%        97        25,855,830     2.08       6.807       724     266,555      78.63     86.84      23.85      63.88
3.50 - 3.99%        25         6,781,517     0.55       7.067       716     271,261      76.53     95.33       8.80      63.10
4.00 - 4.49%        11         3,955,765     0.32       6.853       706     359,615      77.49     87.14       7.79      33.75
4.50 - 4.99%        14         3,662,590     0.30       7.083       682     261,614      75.93     96.55       7.09      95.22
5.00 - 5.49%        30         8,413,132     0.68       6.807       671     280,438      78.16     92.82       7.28      76.13
5.50 - 5.99%         5         1,205,404     0.10       6.441       676     241,081      74.61     80.26      13.94      68.67
6.00 - 6.49%        19         7,161,360     0.58       6.350       699     376,914      75.60     90.82       7.46      80.20
6.50 - 6.99%        18         9,330,646     0.75       6.777       712     518,369      77.18     91.16      15.27      86.08
7.00 - 7.49%        12         2,116,210     0.17       7.207       683     176,351      79.82     98.72      16.32      84.66
7.50 - 7.99%        19         4,806,974     0.39       7.711       706     252,999      73.12     81.83      15.49      40.11
8.00 - 8.49%         9         1,847,711     0.15       8.289       676     205,301      80.00     95.47      13.22      44.57
8.50 - 8.99%         2         1,130,374     0.09       8.677       750     565,187      77.23     94.88       0.00       0.00
9.00 - 9.49%         2           262,857     0.02       9.250       685     131,429      80.00    100.00       0.00      47.98
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179      76.92%    88.06%     16.44%     76.20%



                                                      Distribution by Margin


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Margin             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.99% &  Below       1          $120,000     0.01%      5.875%      695    $120,000      80.00%    80.00%    100.00%      0.00%
2.00 - 2.49%     3,459       931,552,495    75.12       6.650       717     269,313      76.79     88.07      17.55      76.12
2.50 - 2.99%       927       253,501,217    20.44       6.869       709     273,464      77.11     87.42      12.10      77.28
3.00 - 3.49%        79        20,672,557     1.67       6.552       724     261,678      78.93     86.02      29.82      64.47
3.50 - 3.99%        24         6,820,195     0.55       7.214       714     284,175      76.28     96.01       8.75      70.98
4.00 - 4.49%         9         2,927,630     0.24       6.942       715     325,292      80.08     85.86       4.27      38.24
4.50 - 4.99%        17         5,282,675     0.43       6.452       683     310,746      78.85     97.58       7.92      86.32
5.00 - 5.49%        45        14,812,589     1.19       6.826       671     329,169      76.79     91.89      15.21      79.30
5.50 - 5.99%         5         1,159,763     0.09       6.847       665     231,953      80.00     91.60       0.00     100.00
6.00 - 6.49%         5         2,620,000     0.21       6.962       716     524,000      80.00     98.72       0.00     100.00
6.50 - 6.99%         1           494,400     0.04       7.350       699     494,400      80.00    100.00       0.00     100.00
7.00 - 7.49%         1           139,822     0.01       8.275       632     139,822      80.00    100.00       0.00     100.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179     76.92%    88.06%     16.44%      76.20%



                                               Distribution by First Adjustment Cap

                                            Pct. Of              Weighted             Weighted   Weighted
First                                       Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Adjustment     Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.00 &  Below        3        $1,024,692     0.08%      6.291%      720    $341,564      78.27%    97.68%     30.06%    100.00%
1.01 - 1.50%        32        12,117,741     0.98       6.595       662     378,679      77.26     93.51      15.06      95.35
1.51 - 2.00%        71        21,219,500     1.71       6.405       704     298,866      78.09     87.58       7.47      86.56
2.51 - 3.00%       442       123,622,190     9.97       6.834       707     279,688      77.69     91.68      11.32      77.90
3.51 - 4.00%        1            419,439     0.03       5.250       797     419,439      80.00    100.00     100.00     100.00
4.51 - 5.00%     2,777       718,939,218    57.97       6.762       713     258,891      77.83     89.00      16.41      75.75
5.01 - 5.50%         1           292,000     0.02       6.750       750     292,000      80.00    100.00       0.00     100.00
5.51 - 6.00%     1,246       362,468,561    29.23       6.554       722     290,906      74.76     84.74      18.69      75.17
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179     76.92%    88.06%     16.44%      76.20%

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Periodic Lifetime Cap

                                            Pct. Of              Weighted             Weighted   Weighted
Periodic                                    Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Lifetime       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
4.51 - 5.00%     2,433      $590,107,192    47.59%      6.776%      711    $242,543      77.76%    88.37%     19.23%     71.74%
5.01 - 5.50%         1           292,000     0.02       6.750       750     292,000      80.00    100.00       0.00     100.00
5.51 - 6.00%     2,090       630,443,643    50.84       6.626       719     301,648      76.09     87.56      14.04      79.81
6.01 - 6.50%        11         5,585,064     0.45       6.858       707     507,733      79.47     95.53       0.00      91.05
6.51 - 7.00%        38        13,675,442     1.10       6.730       661     359,880      77.57     94.25      13.35      95.88
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179     76.92%    88.06%     16.44%      76.20%




                                                Distribution by Interest Only Loans

                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Loans         Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 N                 586      $133,019,333    10.73%      6.930%      709    $226,995      76.59%    85.06%     10.09%     71.56%
 Y               3,987     1,107,084,008    89.27       6.672       715     277,673      76.96     88.42      17.20      76.76
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179     76.92%    88.06%     16.44%      76.20%




                                                Distribution by Interest Only Term


                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Term          Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
0                  586      $133,019,333    10.73%      6.930%      709    $226,995      76.59%    85.06%     10.09%     71.56%
24                   2           318,800     0.03       8.012       716     159,400      78.35     97.83       0.00      74.39
36                  84        25,931,255     2.09       6.326       704     308,705      78.90     89.48       7.00      83.53
60               1,042       278,501,756    22.46       6.528       712     267,276      77.50     87.43      24.01      72.29
84                  67        20,671,749     1.67       6.663       715     308,534      76.26     81.78       5.44      76.25
120              2,792       781,660,448    63.03       6.735       716     279,964      76.72     88.91      15.43      78.14
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:          4,573    $1,240,103,341   100.00%      6.700%      714    $271,179      76.92%     88.06%    16.44%     76.20%



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)


Scheduled Principal Balance:                             $200,829,476
Number of Mortgage Loans:                                         921
Average Scheduled Principal Balance:                         $218,056
Interest Only Loans:                                            91.47%
Weighted Average Gross Coupon:                                   6.71%
Weighted Average Net Coupon(2):                                  6.42%
Nonzero Weighted Average FICO Score:                              712
Weighted Average Original LTV Ratio:                            78.11%
Weighted Average Combined Original LTV Ratio:                   88.91%
Weighted Average Stated Remaining Term (months):                  359
Weighted Average Seasoning (months):                                1
Weighted Average Months to Roll:                                   54
Weighted Average Gross Margin:                                   2.41%
Weighted Average Initial Rate Cap:                               4.89%
Weighted Average Periodic Rate Cap:                              1.61%
Weighted Average Gross Maximum Lifetime Rate:                   12.06%
% of Silent Seconds:                                            60.86%
Nonzero Weighted Average DTI:                                   37.05%
% of Loans with MI:                                              5.29%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                             Distribution by Current Principal Balance


                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
Current Principal   Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Balance                 Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
$50,000 & Below            6     $257,420      0.13%    7.072%         701    $42,903     79.77%    85.11%     33.60%    18.65%
$50,001 - $75,000         25    1,569,740      0.78     7.344          704     62,790     74.12     87.26      31.32     30.86
$75,001 - $100,000        52    4,693,593      2.34     7.058          710     90,261     74.64     88.36      24.83     52.52
$100,001 - $125,000       79    8,888,839      4.43     6.805          708    112,517     80.62     92.10      31.69     47.01
$125,001 - $150,000       96   13,309,648      6.63     6.849          711    138,642     77.96     89.89      26.17     57.39
$150,001 - $200,000      188   32,566,483     16.22     6.757          708    173,226     77.70     89.38      23.72     64.30
$200,001 - $250,000      158   35,525,631     17.69     6.761          711    224,846     77.82     88.24      18.66     74.23
$250,001 - $300,000      129   35,366,293     17.61     6.677          706    274,157     79.21     89.76      17.71     77.07
$300,001 - $350,000       91   29,669,729     14.77     6.590          713    326,041     79.01     90.51      11.92     80.33
$350,001 - $400,000       71   26,794,971     13.34     6.576          721    377,394     77.73     87.32      15.54     81.61
$400,001 - $450,000       16    6,596,039      3.28     6.494          733    412,252     77.52     87.16      12.39     93.33
$450,001 - $500,000        3    1,460,920      0.73     6.792          674    486,973     65.19     71.93       0.00    100.00
$500,001 - $550,000        2    1,045,420      0.52     6.937          751    522,710     77.52     77.52       0.00     50.50
$550,001 - $600,000        3    1,695,000      0.84     6.459          734    565,000     75.00     80.04      33.19     66.81
$600,001 - $650,000        1      636,000      0.32     6.500          691    636,000     80.00     90.00       0.00    100.00
$750,001 - $800,000        1      753,750      0.38     7.375          761    753,750     75.00     90.00       0.00    100.00
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:                  921 $200,829,476    100.00%    6.706%         712   $218,056     78.11%    88.91%     18.79%    72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Current Rate



                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Current Rate            Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
4.50% & Below             4     $1,261,091     0.63%      4.059%       697    $315,273     80.00%    93.97%    100.00%   91.88%
4.51 - 5.00%             12      3,146,557     1.57       4.864        730     262,213     78.78     87.40      58.02    80.33
5.01 - 5.50%             21      5,181,583     2.58       5.349        723     246,742     76.28     87.21      57.17    71.63
5.51 - 6.00%            105     22,601,154    11.25       5.855        729     215,249     77.90     84.98      57.26    74.13
6.01 - 6.50%            203     49,452,193    24.62       6.357        717     243,607     77.64     88.89      17.11    88.08
6.51 - 7.00%            299     64,869,353    32.30       6.811        707     216,954     77.43     88.54      10.06    76.64
7.01 - 7.50%            151     31,636,041    15.75       7.304        705     209,510     78.80     89.70       8.54    63.00
7.51 - 8.00%            104     18,297,664     9.11       7.804        698     175,939     80.41     93.46       5.78    38.07
8.01 - 8.50%             21      4,023,840     2.00       8.195        717     191,611     80.33     92.06       0.00    35.47
9.01% & Above             1        360,000     0.18       9.250        785     360,000     90.00     90.00       0.00     0.00
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
Total:                   92   $200,829,476   100.00%      6.706%       712    $218,056     78.11%    88.91%     18.79%   72.57%



                                                       Distribution by FICO

                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
              Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
FICO              Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
800 - 819           16   $3,757,715       1.87%      6.614%      808    $234,857    67.21%     77.83%     17.01%     73.77%
780 - 799           41    9,026,350       4.49       6.593       788     220,155    78.61      89.83      36.05      73.76
760 - 779           76   17,754,175       8.84       6.539       767     233,608    79.30      87.96      21.33      60.10
740 - 759          103   21,912,691      10.91       6.614       750     212,745    78.52      88.87      25.34      62.19
720 - 739          139   32,199,076      16.03       6.567       730     231,648    78.52      90.57      16.89      75.21
700 - 719          170   36,388,822      18.12       6.707       709     214,052    78.70      91.28      22.48      68.59
680 - 699          140   30,878,814      15.38       6.939       689     220,563    78.25      89.55       5.72      73.07
660 - 679          135   28,277,486      14.08       6.724       669     209,463    77.49      86.98      17.93      74.93
640 - 659           61   12,697,671       6.32       6.918       650     208,159    77.55      88.00      14.28      91.26
620 - 639           40    7,936,677       3.95       6.768       631     198,417    77.07      83.58      28.18      94.62
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921 $200,829,476     100.00%      6.706%      712    $218,056    78.11%     88.91%     18.79%     72.57%



                                                   Distribution by Original LTV


                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Original LTV       Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
30.00% & Below        6       $806,511    0.40%      7.107%        759    $134,418    26.52%    26.52%      16.99%     84.14%
30.01 - 40.00%        4      1,039,650    0.52       6.695         714     259,913    37.01     44.06        0.00      78.84
40.01 - 50.00%       13      2,896,575    1.44       6.521         732     222,813    46.81     50.64        6.39      72.26
50.01 - 60.00%       23      4,309,282    2.15       6.339         691     187,360    58.26     61.57       36.85      65.29
60.01 - 70.00%       44      9,564,535    4.76       6.572         692     217,376    66.63     73.15       13.54      74.27
70.01 - 80.00%      780    171,594,743   85.44       6.712         713     219,993    79.47     91.55       19.21      72.93
80.01 - 85.00%        4        820,051    0.41       6.801         666     205,013    84.84     84.84       20.00      56.27
85.01 - 90.00%       32      6,522,266    3.25       6.909         705     203,821    89.93     89.93        9.36      62.01
90.01 - 95.00%       14      3,133,963    1.56       6.897         719     223,854    94.62     94.62       25.31      78.00
95.01 - 100.00%       1        141,900    0.07       7.180         748     141,900   100.00    100.00        0.00     100.00
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 Total:             921   $200,829,476  100.00%      6.706%        712    $218,056    78.11%    88.91%      18.79%     72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Document Type

                                              Pct. Of              Weighted             Weighted   Weighted
                                              Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Document Type           Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------  -------  ---------
FULL/ALT                 196   $37,739,878    18.79%      6.126%       718    $192,550    78.33%     89.96%   100.00%    67.73%
NINA/NO DOC/NO RATIO     211    41,622,371    20.73       7.179        706     197,262    77.45      87.88      0.00     65.82
SISA                     192    44,545,293    22.18       6.812        702     232,007    76.60      85.94      0.00     78.65
SIVA                     322    76,921,934    38.30       6.674        717     238,888    79.23      90.68      0.00     75.09
-------------------   -------  -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:                  921  $200,829,476   100.00%      6.706%       712    $218,056    78.11%     88.91%    18.79%    72.57%



                                                   Distribution by Loan Purpose



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Loan Purpose       Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Cashout Refi       158       $38,521,963    19.18%      6.567%      700    $243,810      72.64%    75.68%     21.70%     84.86%
Purchase           696       148,037,273    73.71       6.743       717     212,697      79.63     92.52      18.09      69.03
Rate/Term Refi      67        14,270,240     7.11       6.698       696     212,989      77.12     87.16      18.19      76.20
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%



                                                 Distribution by Occupancy Status



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Occupancy      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Status             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Non Owner          251       $44,686,099    22.25%      7.108%      723    $178,032      77.85%    85.60%     20.55%      0.00%
Owner Occupied     618       145,750,985    72.57       6.593       708     235,843      78.07     90.16      17.54     100.00
Second Home         52        10,392,392     5.17       6.563       713     199,854      79.72     85.62      28.81       0.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                   Distribution by Property Type


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Property       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
2-4 Family          60       $17,256,127     8.59%      7.018%      718    $287,602      76.12%    83.32%     14.96%     46.97%
Condo               88        16,102,206     8.02       6.900       714     182,980      79.65     90.99      17.98      50.72
PUD                287        66,220,658    32.97       6.578       710     230,734      78.72     89.60      22.48      74.94
Single Family      486       101,250,485    50.42       6.706       712     208,334      77.80     89.08      17.16      78.86
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by State

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
State              Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
FL                 150       $30,427,459    15.15%      7.072%      714    $202,850      79.33%    87.68%     12.74%     51.94%
CA - Southern       82        26,178,915    13.04       6.573       722     319,255      75.57     86.42      16.50      88.82
CA - Northern       63        19,492,836     9.71       6.645       715     309,410      77.81     89.62      14.63      84.59
NV                  61        15,547,633     7.74       6.475       720     254,879      79.77     89.41      14.56      69.19
VA                  47        12,103,875     6.03       6.600       703     257,529      78.39     90.40      16.87      86.88
AZ                  59        11,021,155     5.49       6.732       712     186,799      78.36     89.44      34.20      63.67
MD                  40         9,859,200     4.91       6.777       710     246,480      77.78     90.85      10.14      87.79
GA                  45         6,699,618     3.34       6.717       694     148,880      79.31     95.63      21.53      62.34
WA                  32         6,664,487     3.32       6.674       701     208,265      78.90     90.33      26.57      77.23
MN                  28         5,483,040     2.73       6.406       713     195,823      80.03     93.74      21.67      76.41
Other              314        57,351,259    28.56       6.694       709     182,647      77.81     88.17      23.04      69.31
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                     Distribution by Zip Code


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Zip Code           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
89123                5        $1,416,089     0.71%      6.172%      742    $283,218      80.00%    89.36%      0.00%     56.66%
95206                4         1,368,000     0.68       6.646       703     342,000      77.99     97.08       0.00     100.00
92345                4         1,122,950     0.56       6.464       702     280,737      78.67     93.67      18.85     100.00
89109                3         1,084,714     0.54       6.518       727     361,571      78.21     90.92      36.88       0.00
89139                4         1,081,971     0.54       6.401       748     270,493      82.66     92.20       0.00      47.68
22554                3           947,912     0.47       5.760       716     315,971      80.00    100.00      42.61     100.00
89436                3           814,234     0.41       6.051       740     271,411      79.34     86.28      64.84     100.00
92530                2           800,963     0.40       6.259       689     400,482      80.00     92.28       0.00     100.00
95368                2           777,200     0.39       6.379       685     388,600      78.42     88.73      48.53     100.00
90232                1           753,750     0.38       7.375       761     753,750      75.00     90.00       0.00     100.00
Other              890       190,661,694    94.94       6.723       711     214,227      78.05     88.73      18.79      72.30
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                           Distribution by Remaining Months to Maturity


                                            Pct. Of              Weighted             Weighted   Weighted
Remaining                                   Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Months to      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Maturity           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
301 - 360          921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                 Distribution by Amortization Type



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Amortization   Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
10 YEAR ARM         12        $2,394,300     1.19%      7.265%      704    $199,525      79.29%    88.87%      4.49%     42.91%
2 YEAR ARM          40         9,616,779     4.79       6.792       719     240,419      78.98     93.17       7.24      75.49
3 YEAR ARM         179        42,486,119    21.16       6.788       708     237,353      78.33     91.45      10.18      85.21
5 YEAR ARM         640       135,462,989    67.45       6.665       712     211,661      78.00     88.19      23.21      68.65
7 YEAR ARM          50        10,869,289     5.41       6.708       718     217,386      77.56     84.21      10.82      76.10
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Prepayment Term Months

                                            Pct. Of              Weighted             Weighted   Weighted
Prepayment                                  Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Term           Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Months             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
0                  609      $131,359,470    65.41%      6.736%      708    $215,697      78.00%    89.11%     12.89%     75.33%
6                    1           410,979     0.20       6.875       752     410,979      80.00    100.00       0.00     100.00
12                 114        26,372,500    13.13       6.605       726     231,338      78.34     87.59      37.79      56.33
24                  13         2,603,511     1.30       6.997       692     200,270      74.83     90.16      17.88     100.00
30                   3           378,000     0.19       6.974       668     126,000      70.23     95.87     100.00      58.78
36                 117        26,059,008    12.98       6.666       709     222,727      78.76     90.65      22.76      81.34
42                   7         1,443,346     0.72       6.784       718     206,192      79.18     89.76       0.00      51.93
60                  57        12,202,663     6.08       6.610       727     214,082      78.17     84.92      33.38      55.43
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                   Distribution by Periodic Cap


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Periodic       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.00 - 1.49%       325       $78,676,913    39.18%      6.835%      712    $242,083      77.47%    89.87%     11.47%     82.45%
2.00 - 2.49%       596       122,152,563    60.82       6.623       712     204,954      78.52     88.29      23.51      66.21
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                               Distribution by Months to Rate Reset



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Months To      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Rate Reset         Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
11-20                1          $282,989     0.14%      6.625%      736    $282,989      80.00%    90.00%      0.00%      0.00%
21 - 30             42        10,220,840     5.09       6.764       717     243,353      79.37     92.84      11.66      79.71
31 - 40            176        41,599,068    20.71       6.796       708     236,358      78.22     91.52       9.20      84.90
41 - 50              1           201,055     0.10       4.750       746     201,055      91.44     91.44     100.00     100.00
51 - 60            639       135,261,934    67.35       6.668       712     211,678      77.98     88.18      23.09      68.60
71 - 80              1           214,400     0.11       5.000       738     214,400      80.00     80.00       0.00     100.00
81 - 90             49        10,654,889     5.31       6.742       717     217,447      77.51     84.30      11.03      75.62
111 - 120           12         2,394,300     1.19       7.265       704     199,525      79.29     88.87       4.49      42.91
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                               Distribution by Maximum Lifetime Rate

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Maximum        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Lifetime Rate      Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
9.49% & Below        3        $1,158,707     0.58%      4.020%      696    $386,236      80.00%    93.87%    100.00%    100.00%
9.50 - 9.99%         8         1,961,986     0.98       4.756       725     245,248      78.04     85.05      43.60      79.90
10.00 - 10.49%      18         4,309,995     2.15       5.214       734     239,444      78.83     90.27      75.31      78.14
10.50 - 10.99%      66        14,525,488     7.23       5.775       729     220,083      77.15     83.42      56.93      76.82
11.00 - 11.49%     104        23,444,386    11.67       6.167       715     225,427      78.21     87.32      33.22      77.92
11.50 - 11.99%     209        45,042,576    22.43       6.652       711     215,515      78.40     88.48      14.77      76.13
12.00 - 12.49%     170        37,605,090    18.72       6.815       716     221,206      77.48     89.11      13.43      71.62
12.50 - 12.99%     208        44,210,787    22.01       6.992       705     212,552      77.75     90.82       6.45      72.23
13.00 - 13.49%      96        20,310,654    10.11       7.512       702     211,569      79.44     90.83       2.98      53.77
13.50 - 13.99%      36         7,201,099     3.59       7.665       699     200,031      78.14     89.22      17.52      75.72
14.00 - 14.49%       2           694,708     0.35       8.708       753     347,354      85.18     92.41       0.00      48.18
14.50 - 14.99%       1           364,000     0.18       8.500       737     364,000      80.00     80.00       0.00     100.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Minimum Lifetime Rate

                                            Pct. Of              Weighted             Weighted   Weighted
Minimum                                     Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Lifetime       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Rate               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
2.00 - 2.49%       663      $140,753,648    70.09%      6.647%      713    $212,298      78.43%    89.51%     21.44%     72.18%
2.50 - 2.99%       225        51,935,950    25.86       6.849       709     230,826      77.52     88.03      10.88      77.55
3.00 - 3.49%        26         6,981,050     3.48       6.803       720     268,502      76.24     83.74      23.35      43.37
3.50 - 3.99%         1           178,963     0.09       6.375       784     178,963      80.00    100.00       0.00     100.00
5.00 - 5.49%         2           256,865     0.13       7.565       668     128,433      80.00     99.99      48.24      51.76
6.00 - 6.49%         2           360,000     0.18       6.181       675     180,000      71.06     71.06      44.44     100.00
7.00 - 7.49%         1           180,000     0.09       7.250       744     180,000      80.00     95.00       0.00       0.00
7.50 - 7.99%         1           183,000     0.09       7.750       645     183,000      77.87     77.87       0.00     100.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                      Distribution by Margin



                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Margin             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
2.00 - 2.49%       667      $141,633,648    70.52%      6.651%      713    $212,344      78.42%    89.53%     21.42%     72.35%
2.50 - 2.99%       227        52,454,950    26.12       6.856       708     231,079      77.53     87.83      10.78      76.14
3.00 - 3.49%        24         6,305,050     3.14       6.675       722     262,710      75.84     83.20      25.86      48.02
3.50 - 3.99%         1           178,963     0.09       6.375       784     178,963      80.00    100.00       0.00     100.00
5.00 - 5.49%         2           256,865     0.13       7.565       668     128,433      80.00     99.99      48.24      51.76
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                               Distribution by First Adjustment Cap


                                            Pct. Of              Weighted             Weighted   Weighted
First                                       Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Adjustment     Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.51 - 2.00%        13        $2,899,803     1.44%     6.476%       711    $223,062      80.55%    95.79%      0.00%     92.99%
2.51 - 3.00%        87        19,371,067     9.65       6.671       715     222,656      78.49     92.26      17.88      69.18
4.51 - 5.00%       710       153,161,721    76.26       6.722       712     215,721      78.41     88.73      19.03      70.36
5.51 - 6.00%       111        25,396,885    12.65       6.666       709     228,801      75.72     86.65      20.19      86.21
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                               Distribution by Periodic Lifetime Cap


                                            Pct. Of              Weighted             Weighted   Weighted
Periodic                                    Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Lifetime       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
4.51 - 5.00%       626      $130,047,505    64.76%      6.686%      713    $207,744      78.44%     88.40%    22.19%     65.86%
5.51 - 6.00%       295        70,781,971    35.24       6.745       710     239,939      77.49      89.85     12.56      84.90
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Interest Only Loans


                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Loans         Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
N                   93       $17,123,441     8.53%      6.857%      705    $184,123      77.62%    84.31%      4.91%     73.59%
Y                  828       183,706,035    91.47       6.692       712     221,867      78.15     89.34      20.09      72.48
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%




                                                Distribution by Interest Only Term

                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Term          Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
0                   93       $17,123,441     8.53%      6.857%      705    $184,123      77.62%    84.31%      4.91%     73.59%
36                  15         3,180,937     1.58       6.484       710     212,062      80.79     93.26       0.00      74.44
60                 275        63,006,419    31.37       6.313       719     229,114      78.07     86.49      32.67      71.96
84                  25         5,432,858     2.71       6.583       715     217,314      79.00     83.51       0.00      65.83
120                513       112,085,821    55.81       6.917       709     218,491      78.09     91.11      14.56      73.04
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:             921      $200,829,476   100.00%      6.706%      712    $218,056      78.11%    88.91%     18.79%     72.57%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                               $1,039,273,865
Number of Mortgage Loans:                                           3,652
Average Scheduled Principal Balance:                             $284,577
Interest Only Loans:                                                88.85%
Weighted Average Gross Coupon:                                       6.70%
Weighted Average Net Coupon(2):                                      6.43%
Nonzero Weighted Average FICO Score:                                  715
Weighted Average Original LTV Ratio:                                76.69%
Weighted Average Combined Original LTV Ratio:                       87.89%
Weighted Average Stated Remaining Term (months):                      358
Weighted Average Seasoning (months):                                    1
Weighted Average Months to Roll:                                       58
Weighted Average Gross Margin:                                       2.44%
Weighted Average Initial Rate Cap:                                   5.03%
Weighted Average Periodic Rate Cap:                                  1.57%
Weighted Average Gross Maximum Lifetime Rate:                       12.27%
% of Silent Seconds:                                                63.90%
Nonzero Weighted Average DTI:                                       37.55%
% of Loans with MI:                                                  3.34%


(3) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.


(4) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                             Distribution by Current Principal Balance


                                                Pct. Of              Weighted             Weighted   Weighted
                                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
Current Principal   Number Of      Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Balance                 Loans        Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   --------    -----------  ---------- -----------  --------- ---------  --------  ---------   -------  ---------
 $50,000 & Below            24       $982,734      0.09%     7.518%       709    $40,947     76.69%    89.34%      17.94%    17.90%
 $50,001 - $75,000          63      4,137,906      0.40      7.150        710     65,681     73.48     81.76       25.17     26.32
 $75,001 - $100,000        166     14,743,030      1.42      7.052        716     88,813     76.20     88.43       26.97     38.50
 $100,001 - $125,000       251     28,553,734      2.75      6.954        717    113,760     76.83     88.95       26.19     48.73
 $125,001 - $150,000       310     42,820,275      4.12      6.922        709    138,130     77.45     88.87       24.37     59.13
 $150,001 - $200,000       602    105,501,204     10.15      6.804        715    175,251     77.33     88.66       24.84     61.76
 $200,001 - $250,000       491    110,464,070     10.63      6.686        713    224,978     76.95     88.02       22.88     66.73
 $250,001 - $300,000       431    118,889,422     11.44      6.628        715    275,846     76.99     87.64       17.50     74.32
 $300,001 - $350,000       329    106,556,538     10.25      6.611        712    323,880     76.84     88.32       14.79     78.51
 $350,001 - $400,000       246     91,549,068      8.81      6.565        716    372,151     76.22     87.50       16.25     81.98
 $400,001 - $450,000       189     80,354,031      7.73      6.689        711    425,154     77.00     89.49       10.52     87.44
 $450,001 - $500,000       163     77,727,626      7.48      6.738        712    476,857     77.82     89.47        7.99     88.27
 $500,001 - $550,000       110     57,585,765      5.54      6.687        712    523,507     77.79     90.64        3.67     84.36
 $550,001 - $600,000        77     44,396,762      4.27      6.545        726    576,581     76.79     88.38       10.49     88.33
 $600,001 - $650,000        80     50,587,992      4.87      6.632        726    632,350     76.86     89.25       13.69     89.93
 $650,001 - $700,000        20     13,566,388      1.31      6.807        719    678,319     74.61     84.24        4.86    100.00
 $700,001 - $750,000        30     21,825,821      2.10      6.669        710    727,527     77.46     85.69        9.85     96.63
 $750,001 - $800,000        15     11,617,072      1.12      6.754        712    774,471     78.61     90.05        0.00     86.38
 $800,001 - $850,000        14     11,665,164      1.12      6.668        714    833,226     77.21     84.26        7.29     86.01
 $850,001 - $900,000         7      6,106,500      0.59      6.611        762    872,357     74.13     76.96        0.00     71.38
 $900,001 - $950,000         3      2,782,276      0.27      6.661        708    927,425     73.13     73.13        0.00    100.00
 $950,001 - $1,000,000      16     15,865,204      1.53      6.666        718    991,575     67.59     75.79        6.30     87.41
 $1,000,001 -  $1,500,000   11     14,118,084      1.36      6.784        706  1,283,462     70.02     80.34       36.69    100.00
 $1,500,001 & Above          4      6,877,200      0.66      7.068        710  1,719,300     67.54     72.33       27.28     74.55
-------------------   --------    -----------  ---------- -----------  --------- ---------  --------  ---------   -------  ---------
 Total:                 3,652  $1,039,273,861    100.00%     6.698%       715   $284,577     76.69%    87.89%      15.98%    76.90%

-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Current Rate


                                                Pct. Of              Weighted             Weighted   Weighted
                                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of      Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Current Rate            Loans        Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------    -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
4.51 - 5.00%             16      $4,711,599      0.45%     4.861%        723    $294,475     72.72%     87.72%    49.75%   67.78%
5.01 - 5.50%            118      31,331,646      3.01      5.369         735     265,522     71.66      79.65     51.33    57.20
5.51 - 6.00%            414     113,694,930     10.94      5.864         727     274,625     73.73      82.35     37.71    75.52
6.01 - 6.50%            951     301,967,943     29.06      6.350         721     317,527     75.98      86.51     17.97    85.90
6.51 - 7.00%          1,116     340,752,715     32.79      6.793         713     305,334     77.28      89.47     10.13    83.04
7.01 - 7.50%            554     143,359,680     13.79      7.312         700     258,772     78.21      90.14      5.92    69.07
7.51 - 8.00%            342      74,478,518      7.17      7.786         703     217,773     79.11      92.18      9.00    51.93
8.01 - 8.50%            107      22,176,048      2.13      8.246         704     207,253     80.38      91.73      3.24    44.00
8.51 - 9.00%             28       5,558,795      0.53      8.769         705     198,528     82.60      94.40      2.13    34.16
9.01% & Above             6       1,241,991      0.12      9.330         672     206,998     85.69      93.02      0.00    46.64
-------------------   -------    -----------  ---------- -----------  --------- ---------  --------  ---------   ------  ---------
 Total:               3,652  $1,039,273,861    100.00%     6.698%        715    $284,577     76.69%     87.89%    15.98%   76.90%



                                                       Distribution by FICO


                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
              Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
FICO              Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
800 - 819          79       $23,982,201     2.31%      6.486%      806  $303,572    73.27%     79.52%     27.63%     62.78%
780 - 799         210        61,438,500     5.91       6.516       788   292,564    74.69      85.62      24.47      74.51
760 - 779         375       107,298,440    10.32       6.502       769   286,129    76.21      86.18      21.73      66.54
740 - 759         438       125,397,470    12.07       6.673       750   286,296    77.07      90.17      12.62      73.63
720 - 739         506       146,644,186    14.11       6.579       729   289,811    77.09      89.08      16.68      75.39
700 - 719         577       162,039,490    15.59       6.659       709   280,831    77.05      89.55      12.97      77.33
680 - 699         632       175,441,601    16.88       6.831       689   277,597    77.49      89.98      10.18      78.32
660 - 679         455       130,183,477    12.53       6.886       670   286,118    76.80      86.70      15.32      82.08
640 - 659         241        67,849,204     6.53       6.864       649   281,532    75.66      84.22      19.57      89.88
620 - 639         125        34,792,542     3.35       6.847       631   278,340    77.11      84.30      24.43      88.32
600 - 619           6         2,351,655     0.23       6.507       613   391,942    75.34      75.34       6.38      86.94
560 - 579           1           225,381     0.02       7.750       563   225,381    75.23      75.23       0.00       0.00
N/A                 7         1,629,718     0.16       6.982         0   232,817    74.45      83.82       6.74       49.04
------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:         $3,652    $1,039,273,865   100.00%      6.698%      715  $284,577    76.69%     87.89%     15.98%     76.90%



                                                   Distribution by Original LTV


                                        Pct. Of              Weighted             Weighted   Weighted
                                        Pool By    Weighted      Avg.       Avg.      Avg.       Avg.       Pct.       Pct.
               Number Of    Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Original LTV       Loans      Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------  -------  ----------
30.00% & Below      15      $2,791,104     0.27%      6.300%      729    $186,074     24.50%    25.15%     16.09%    82.95%
30.01 - 40.00%      21       3,872,057     0.37       6.205       725     184,384     37.31     39.17      20.71     43.42
40.01 - 50.00%      57      16,148,061     1.55       6.380       715     283,299     46.00     48.32       7.75     60.21
50.01 - 60.00%     120      37,946,916     3.65       6.269       729     316,224     56.48     58.05      13.04     60.10
60.01 - 70.00%     352     102,656,557     9.88       6.523       717     291,638     66.71     73.85      11.21     62.18
70.01 - 80.00%   2,913     841,178,604    80.94       6.728       714     288,767     79.15     91.99      16.76     80.31
80.01 - 85.00%      15       3,197,978     0.31       6.681       687     213,199     84.36     84.87      47.57     91.97
85.01 - 90.00%      88      17,368,599     1.67       7.090       714     197,370     89.69     89.69      18.57     56.10
90.01 - 95.00%      61      12,329,844     1.19       7.417       716     202,129     94.87     94.87       5.84     77.53
95.01 - 100.00%     10       1,784,144     0.17       7.676       749     178,414    100.00    100.00      38.25     61.75
--------------- ---------  -----------  ---------- ----------  --------- ---------- --------- ----------   -------  ----------
 Total:       3,652     $1,039,273,861   100.00%      6.698%      715    $284,577     76.69%    87.89%     15.98%    76.90%



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Document Type

                                                Pct. Of              Weighted             Weighted   Weighted
                                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.     Pct.      Pct.
                    Number Of      Principal  Principal  Avg. Gross   Current  Principal  Original   Combined     Full     Owner
Document Type           Loans        Balance    Balance      Coupon      FICO    Balance       LTV        LTV      Doc   Occupied
-------------------   -------    -----------  ---------- -----------  --------- ---------  --------  ---------  -------  ---------
FULL/ALT                 702   $166,103,663     15.98%      6.315%      719    $236,615     77.28%     87.99%    100.00%    67.60%
NINA/NO DOC/NO RATIO     835    201,462,197     19.38       7.011       712     241,272     74.24      84.31       0.00     71.11
SISA                     822    258,336,023     24.86       6.785       709     314,277     76.47      87.23       0.00     83.42
SIVA                   1,293    413,371,983     39.78       6.646       718     319,700     77.78      90.01       0.00     79.40
-------------------   -------    -----------  ---------- -----------  --------- ---------  --------  ---------  -------  ---------
Total:                 3,652 $1,039,273,861    100.00%      6.698%      715    $284,577     76.69%     87.89%     15.98%    76.90%



                                                   Distribution by Loan Purpose

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Loan Purpose       Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Cashout Refi       768      $235,378,710    22.65%      6.547%      704    $306,483      70.95%    73.92%     18.61%     77.55%
Purchase         2,600       715,046,174    68.80       6.768       719     275,018      78.82     93.05      14.78      76.36
Rate/term Refi     284        88,848,982     8.55       6.539       708     312,849      74.72     83.37      18.69      79.57
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%



                                                 Distribution by Occupancy Status

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Occupancy      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Status             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Non Owner          927      $189,148,465    18.20%      6.865%      727    $204,044      73.76%    80.39%     24.42%      0.00%
Owner Occupied   2,517       799,245,570    76.90       6.646       712     317,539      77.31     89.75      14.05     100.00
Second Home        208        50,879,830     4.90       6.905       717     244,615      77.90     86.58      15.00       0.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                   Distribution by Property Type


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Property       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
2-4 Family         204       $66,786,012     6.43%      6.894%      712    $327,382      74.45%    84.10%     14.77%     53.49%
Condo              615       145,655,476    14.02       6.714       719     236,838      77.30     88.99      19.52      69.26
Co-op                2           209,900     0.02       7.325       640     104,950      75.16     75.16      0.00       64.98
PUD                844       250,340,309    24.09       6.702       716     296,612      77.72     89.17      18.50      76.27
Single Family    1,986       575,982,218    55.42       6.670       713     290,021      76.34     87.50      14.15      81.82
Townhouse            1           299,950     0.03       6.875       700     299,950      80.00     99.97       0.00     100.00
-------------  ---------   -------------  ---------- ----------  --------- ----------  --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by State

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
State              Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
CA - Southern      615      $234,763,628    22.59%      6.553%      715    $381,729      75.72%    86.95%     12.68%     85.52%
CA - Northern      503       208,233,564    20.04       6.464       723     413,983      75.17     86.92      11.99      84.70
FL                 504       116,450,230    11.20       7.048       713     231,052      77.56     87.21      14.82      58.94
NV                 197        49,714,483     4.78       6.697       719     252,358      79.27     89.09      15.98      61.91
VA                 144        44,529,930     4.28       6.784       706     309,236      76.71     88.11      13.36      83.30
AZ                 189        43,818,357     4.22       6.690       722     231,843      76.79     86.42      23.85      59.54
MD                 153        41,730,526     4.02       6.784       701     272,749      78.43     92.35      18.80      85.47
NY                  71        30,956,109     2.98       6.892       701     436,002      73.10     82.71       3.40      84.20
WA                 117        30,913,384     2.97       6.557       716     264,217      77.40     88.78      21.23      76.13
NJ                  96        28,394,987     2.73       7.095       702     295,781      78.30     90.12      10.94      87.20
Other            1,063       209,768,669    20.18       6.805       713     197,336      78.02     89.72      24.40      71.26
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                     Distribution by Zip Code


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Zip Code           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
89117               17        $4,142,476     0.40%      6.914%      730    $243,675      80.39%    87.27%      7.97%     39.85%
89123               14         3,697,030     0.36       6.916       703     264,074      79.64     91.55      13.41      80.65
89052                7         2,862,285     0.28       6.397       729     408,898      77.27     85.98      15.65      92.51
94544                6         2,825,500     0.27       6.520       713     470,917      78.02     96.21       0.00     100.00
89148                9         2,822,925     0.27       6.316       702     313,658      79.90     90.69       0.00      73.21
95118                5         2,677,600     0.26       6.423       735     535,520      80.00     92.41      23.30     100.00
92563                7         2,673,850     0.26       6.848       727     381,979      79.96     96.97      14.79     100.00
92008                4         2,610,152     0.25       6.298       743     652,538      78.46     84.28      50.57     100.00
91343                7         2,537,480     0.24       6.677       726     362,497      79.04    100.00      16.00     100.00
11368                4         2,495,300     0.24       6.927       724     623,825      77.47     93.18       0.00     100.00
Other            3,572     1,009,929,268    97.18       6.700       715     282,735      76.62     87.79      16.05      76.65
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                           Distribution by Remaining Months to Maturity

                                            Pct. Of              Weighted             Weighted   Weighted
Remaining                                   Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Months to      Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Maturity           Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
 121 - 180           1          $568,000     0.05%      6.625%      681    $568,000      80.00%   100.00%      0.00%    100.00%
 301 - 360       3,651     1,038,705,865    99.95       6.698       715     284,499      76.69     87.89      15.99      76.89
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                 Distribution by Amortization Type

                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Amortization   Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Type               Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
10 YEAR ARM        201       $78,093,143     7.51%      6.709%      725    $388,523      73.44%    82.26%     16.40%     85.95%
2 YEAR ARM         181        63,751,976     6.13       6.736       705     352,221      76.68     91.12       3.23      80.38
3 YEAR ARM         664       215,236,256    20.71       6.738       714     324,151      78.28     91.67       9.49      87.74
5 YEAR ARM       2,429       613,340,708    59.02       6.686       714     252,507      76.63     87.27      19.55      70.41
6 MONTH ARM          5         1,638,168     0.16       6.509       715     327,634      78.91     96.25      18.81      88.51
7 YEAR ARM         172        67,213,614     6.47       6.645       721     390,777      75.87     84.73      15.76      87.39
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Prepayment Term Months

                                            Pct. Of              Weighted             Weighted   Weighted
Prepayment                                  Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Term           Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Months             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
0                2,276      $663,845,284    63.88%      6.699%      714    $291,672      76.35%    87.60%     14.30%     78.31%
4                    4         1,426,104     0.14       6.500       746     356,526      71.50     79.58       0.00      88.72
6                   52        16,416,045     1.58       6.607       719     315,693      72.84     84.30      11.96      61.11
12                 291        83,750,908     8.06       6.718       718     287,804      77.65     88.68      26.36      72.28
24                  67        16,962,437     1.63       6.703       711     253,171      76.30     88.51      12.57      68.23
30                   7         3,307,880     0.32       6.364       750     472,554      76.53     85.85       5.77      94.23
36                 823       224,718,655    21.62       6.704       713     273,048      77.42     88.72      14.94      79.72
42                   7         1,172,300     0.11       6.690       751     167,471      79.23     94.49       0.00      91.73
60                 125        27,674,252     2.66       6.676       723     221,394      78.72     88.02      40.47      45.63
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                   Distribution by Periodic Cap


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Periodic       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.00 - 1.49%     1,423      $441,586,812    42.49%      6.842%      713    $310,321      77.72%    91.14%     10.87%     84.63%
1.50 - 1.99%        38        13,675,442     1.32       6.730       661     359,880      77.57     94.25      13.35      95.88
2.00 - 2.49%     2,191       584,011,610    56.19       6.589       718     266,550      75.89     85.29      19.91      70.62
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                               Distribution by Months to Rate Reset


                                            Pct. Of              Weighted             Weighted   Weighted
Months                                      Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
To Rate        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Reset              Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
10 & Below           5        $1,638,168     0.16%      6.509%      715    $327,634      78.91%    96.25%     18.81%     88.51%
11-20               13         5,433,057     0.52       6.455       696     417,927      77.59     97.94      4.86       79.56
21 - 30            190        65,844,123     6.34       6.669       707     346,548      76.17     89.47      5.91       78.95
31 - 40            642       207,711,052    19.99       6.766       714     323,537      78.47     92.04      8.82       88.48
41 - 50             11         3,099,180     0.30       5.850       729     281,744      76.54     87.40      57.58      55.05
51 - 60          2,398       605,438,980    58.26       6.691       714     252,477      76.69     87.33      19.47      70.90
61 - 70              3           753,520     0.07       6.519       715     251,173      75.86     88.96      23.13     100.00
71 - 80              2           351,358     0.03       6.151       702     175,679      80.00     92.06      60.31      60.31
81 - 90            170        66,862,256     6.43       6.648       721     393,307      75.85     84.70      15.52      87.53
111 - 120          218        82,142,171     7.90       6.704       726     376,799      73.20     82.07      15.73      81.90
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Maximum Lifetime Rate


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Maximum        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Lifetime Rate      Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
9.50 - 9.99%         6        $1,843,835     0.18%      4.767%      723    $307,306      73.00%    86.40%     30.97%     51.62%
10.00 - 10.49%      35         9,551,771     0.92       5.248       724     272,908      77.06     86.04      70.82      69.58
10.50 - 10.99%     148        38,845,645     3.74       5.723       726     262,471      74.97     83.53      50.53      80.56
11.00 - 11.49%     335        96,971,845     9.33       6.116       722     289,468      75.65     84.27      29.18      81.30
11.50 - 11.99%     751       210,263,670    20.23       6.467       715     279,978      75.75     86.05      18.70      76.52
12.00 - 12.49%     781       229,544,985    22.09       6.567       717     293,912      76.41     87.46      13.93      81.28
12.50 - 12.99%     977       281,431,571    27.08       6.898       717     288,057      77.01     89.45       9.83      77.22
13.00 - 13.49%     389       107,667,176    10.36       7.334       703     276,779      78.66     91.64       6.29      70.33
13.50 - 13.99%     172        50,779,648     4.89       7.604       693     295,231      77.67     90.27       8.30      69.05
14.00 - 14.49%      37         7,822,237     0.75       8.164       691     211,412      84.23     92.31       9.80      59.29
14.50 - 14.99%      14         3,564,955     0.34       8.564       720     254,640      81.64     94.24       3.32      18.61
15.00 - 15.49%       6           904,877     0.09       8.714       672     150,813      81.48     98.52       0.00      70.04
15.50 - 15.99%       1            81,650     0.01       9.500       678      81,650      76.31     95.00       0.00       0.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                               Distribution by Minimum Lifetime Rate


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Minimum        Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Lifetime Rate      Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.99% & Below        1          $120,000     0.01%      5.875%      695    $120,000      80.00%    80.00%    100.00%      0.00%
2.00 - 2.49%     2,721       768,415,008    73.94       6.629       717     282,402      76.51     87.78      16.90      77.13
2.50 - 2.99%       700       202,348,363    19.47       6.877       708     289,069      77.10     87.43      13.18      78.67
3.00 - 3.49%        71        18,874,780     1.82       6.808       726     265,842      79.52     87.98      24.03      71.47
3.50 - 3.99%        24         6,602,554     0.64       7.086       714     275,106      76.44     95.20       9.04      62.10
4.00 - 4.49%        11         3,955,765     0.38       6.853       706     359,615      77.49     87.14       7.79      33.75
4.50 - 4.99%        14         3,662,590     0.35       7.083       682     261,614      75.93     96.55       7.09      95.22
5.00 - 5.49%        28         8,156,267     0.78       6.783       671     291,295      78.10     92.60       5.99      76.89
5.50 - 5.99%         5         1,205,404     0.12       6.441       676     241,081      74.61     80.26      13.94      68.67
6.00 - 6.49%        17         6,801,360     0.65       6.359       700     400,080      75.84     91.87       5.50      79.16
6.50 - 6.99%        18         9,330,646     0.90       6.777       712     518,369      77.18     91.16      15.27      86.08
7.00 - 7.49%        11         1,936,210     0.19       7.203       677     176,019      79.80     99.07      17.84      92.53
7.50 - 7.99%        18         4,623,974     0.44       7.710       708     256,887      72.93     81.99      16.10      37.74
8.00 - 8.49%         9         1,847,711     0.18       8.289       676     205,301      80.00     95.47      13.22      44.57
8.50 - 8.99%         2         1,130,374     0.11       8.677       750     565,187      77.23     94.88       0.00       0.00
9.00 - 9.49%         2           262,857     0.03       9.250       685     131,429      80.00    100.00       0.00      47.98
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                      Distribution by Margin


                                            Pct. Of              Weighted             Weighted   Weighted
                                            Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
               Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Margin             Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.99% & Below        1          $120,000     0.01%      5.875%      695    $120,000      80.00%    80.00%    100.00%      0.00%
2.00 - 2.49%     2,792       789,918,846    76.01       6.650       717     282,922      76.50     87.81      16.86      76.80
2.50 - 2.99%       700       201,046,267    19.34       6.872       709     287,209      77.00     87.32      12.44      77.57
3.00 - 3.49%        55        14,367,507     1.38       6.498       725     261,227      80.29     87.26      31.57      71.68
3.50 - 3.99%        23         6,641,231     0.64       7.237       712     288,749      76.18     95.90       8.99      70.20
4.00 - 4.49%         9         2,927,630     0.28       6.942       715     325,292      80.08     85.86       4.27      38.24
4.50 - 4.99%        17         5,282,675     0.51       6.452       683     310,746      78.85     97.58       7.92      86.32
5.00 - 5.49%        43        14,555,724     1.40       6.813       671     338,505      76.74     91.75      14.62      79.79
5.50 - 5.99%         5         1,159,763     0.11       6.847       665     231,953      80.00     91.60       0.00     100.00
6.00 - 6.49%         5         2,620,000     0.25       6.962       716     524,000      80.00     98.72       0.00     100.00
6.50 - 6.99%         1           494,400     0.05       7.350       699     494,400      80.00    100.00       0.00     100.00
7.00 - 7.49%         1           139,822     0.01       8.275       632     139,822      80.00    100.00       0.00     100.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by First Adjustment Cap

                                            Pct. Of              Weighted             Weighted   Weighted
First                                       Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Adjustment     Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
1.00 & Below         3        $1,024,692     0.10%      6.291%      720    $341,564      78.27%    97.68%     30.06%    100.00%
1.01 - 1.50%        32        12,117,741     1.17       6.595       662     378,679      77.26     93.51      15.06      95.35
1.51 - 2.00%        58        18,319,696     1.76       6.393       703     315,857      77.70     86.28       8.65      85.55
2.51 - 3.00%       355       104,251,123    10.03       6.865       706     293,665      77.54     91.57      10.10      79.52
3.51 - 4.00%         1           419,439     0.04       5.250       797     419,439      80.00    100.00     100.00     100.00
4.51 - 5.00%     2,067       565,777,497    54.44       6.772       713     273,719      77.67     89.08      15.70      77.20
5.01 - 5.50%         1           292,000     0.03       6.750       750     292,000      80.00    100.00       0.00     100.00
5.51 - 6.00%     1,135       337,071,675    32.43       6.546       723     296,979      74.69     84.60      18.57      74.34
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                               Distribution by Periodic Lifetime Cap


                                            Pct. Of              Weighted             Weighted   Weighted
Periodic                                    Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
Lifetime       Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Cap                Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
4.51 - 5.00%     1,807      $460,059,687    44.27%      6.802%      710    $254,599      77.57%    88.36%     18.39%     73.40%
5.01 - 5.50%         1           292,000     0.03       6.750       750     292,000      80.00    100.00       0.00     100.00
5.51 - 6.00      1,795       559,661,671    53.85       6.611       720     311,789      75.92     87.28      14.23      79.17
6.01 - 6.50%        11         5,585,064     0.54       6.858       707     507,733      79.47     95.53       0.00      91.05
6.51 - 7.00%        38        13,675,442     1.32       6.730       661     359,880      77.57     94.25      13.35      95.88
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%



                                                Distribution by Interest Only Loans


                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Loans         Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
N                  493      $115,895,892    11.15%      6.941%      709    $235,083      76.44%    85.18%     10.86%     71.26%
Y                3,159       923,377,973    88.85       6.668       715     292,301      76.72     88.23      16.63      77.61
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%




                                                Distribution by Interest Only Term



                                            Pct. Of              Weighted             Weighted   Weighted
Distribution                                Pool By    Weighted      Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
by Interest    Number Of       Principal  Principal  Avg. Gross   Current  Principal  Original   Combined      Full      Owner
Only Term          Loans         Balance    Balance      Coupon      FICO    Balance       LTV        LTV       Doc    Occupied
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
0                  493      $115,895,892    11.15%      6.941%      709    $235,083      76.44%    85.18%     10.86%     71.26%
24                   2           318,800     0.03       8.012       716     159,400      78.35     97.83       0.00      74.39
36                  69        22,750,318     2.19       6.304       704     329,715      78.64     88.96       7.97      84.80
60                 767       215,495,337    20.74       6.590       710     280,959      77.34     87.70      21.47      72.39
84                 42         15,238,891     1.47       6.692       715     362,831      75.28     81.16       7.38      79.97
120              2,279       669,574,628    64.43       6.704       718     293,802      76.49     88.54      15.58      79.00
-------------  ---------   -------------  ---------- ----------  --------- ---------- --------- ----------   -------   ---------
Total:           3,652    $1,039,273,865   100.00%      6.698%      715    $284,577      76.69%    87.89%     15.98%     76.90%



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.